Exhibit 99.1

YANFENG ADIENT SEATING CO., LTD.

CONSOLIDATED FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT AUDITOR

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016

YANFENG ADIENT SEATING CO., LTD.

CONSOLIDATED FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT AUDITOR

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016

Report of Independent Auditors

To the Board of Directors of Yanfeng Adient Seating Co., Ltd.:

We have audited the accompanying consolidated financial statements of Yanfeng Adient Seating Co., Ltd. and its subsidiaries, which comprise the consolidated balance sheets as of 31 December 2018 and 2016, and the related consolidated statements of income, of changes in owners’ equity and of cash flow for the years then ended.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with the requirements of Accounting Standards for Business Enterprises in the People’s Republic of China; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Yanfeng Adient Seating Co., Ltd. and its subsidiaries as of 31 December 2018 and 2016, and the results of their operations and their cash flows for the years then ended in accordance with the requirements of Accounting Standards for Business Enterprises in the People’s Republic of China.

Other Matters

The accompanying consolidated balance sheet of Yanfeng Adient Seating Co., Ltd. and its subsidiaries as of 31 December 2017, and the related consolidated statements of income, of changes in owners’ equity and of cash flow for the year then ended are presented for purposes of complying with Rule 3-09 of SEC Regulation S-X; however, Rule 3-09 does not require the 2017 financial statements to be audited and they are, therefore, not covered by this report.

Accounting Standards for Business Enterprises in the People’s Republic of China vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 13 to the consolidated financial statements.

/s/ PricewaterhouseCoopers Zhong Tian LLP

PricewaterhouseCoopers Zhong Tian LLP

Shanghai, the People’s Republic of China

24 June 2019

YANFENG ADIENT SEATING CO., LTD.

CONSOLIDATED BALANCE SHEETS AS AT 31 DECEMBER 2018, 2017* AND 2016

(All amounts in RMB Yuan unless otherwise stated)

ASSETS	Note		31 December 2018 Consolidated	31 December 2017* Consolidated (Restatement)	31 December 2016 Consolidated (Restatement)
Current assets
Cash at bank and on hand	7	(1)	9,297,999,049	8,133,672,578	6,469,119,196
Notes and accounts receivables	7	(2)	6,536,310,093	9,572,835,594	7,538,492,479
Advances to suppliers	7	(4)	164,039,316	203,060,113	120,306,449
Other receivables	7	(3)	761,450,480	846,479,167	333,406,757
Inventories	7	(5)	699,247,505	894,975,575	797,678,665
Other current assets	7	(6)	262,322,994	147,488,522	160,712,360

Total current assets			17,721,369,437	19,798,511,549	15,419,715,906

Non-current assets
Long-term equity investments	7	(7)	187,583,985	210,259,121	190,255,274
Investment properties	7	(8)	41,346,528	42,529,486	—
Fixed assets	7	(9)	1,889,156,233	1,828,614,100	1,719,813,378
Construction in progress	7	(10)	364,441,463	278,761,927	442,223,123
Intangible assets	7	(11)	382,752,582	360,392,024	294,578,758
Goodwill	7	(12)	71,566,642	71,566,642	71,566,642
Long-term prepaid expenses	7	(13)	131,768,290	164,414,655	196,028,241
Deferred tax assets	7	(14(a))	1,510,284,687	1,090,403,831	831,379,541
Other non-current assets	7	(15)	53,966,768	80,605,952	57,461,692

Total non-current assets			4,632,867,178	4,127,547,738	3,803,306,649

TOTAL ASSETS			22,354,236,615	23,926,059,287	19,223,022,555

LIABILITIES AND OWNERS’ EQUITY	Note		31 December 2018 Consolidated	31 December 2017* Consolidated (Restatement)	31 December 2016 Consolidated (Restatement)
Current liabilities
Short-term borrowings	7	(16)	578,660,000	551,280,196	408,884,232
Notes and accounts payables	7	(17)	11,112,601,027	13,450,825,588	10,527,112,831
Advances from customers			16,559,431	18,356,209	31,006,431
Employee benefits payable	7	(18)	835,145,685	847,097,224	792,960,721
Taxes payable	7	(19)	545,954,818	656,622,866	709,246,804
Other payables	7	(20)	3,975,311,258	3,527,012,379	2,354,357,460
Current portion of long-term borrowings	7	(21)	1,500,000	3,000,000	5,398,000
Current portion of non-current liabilities			22,770	22,770	—

Total current liabilities			17,065,754,989	19,054,217,232	14,828,966,479

Non-current liabilities
Long-term borrowings	7	(21)	—	1,500,000	8,107,000
Provisions			6,569,571	3,371,338	3,937,103
Deferred income	7	(22)	14,135,470	9,117,415	9,995,949

Total non-current liabilities			20,705,041	13,988,753	22,040,052

Total liabilities			17,086,460,030	19,068,205,985	14,851,006,531

Owners’ equity
Paid-in capital			439,853,380	439,853,380	439,853,380
Other comprehensive income/(loss)	7	(35(b))	1,515,997	1,414,254	983,955
Surplus reserve	7	(23)	508,075,017	441,810,777	376,736,592
Undistributed profits	7	(24)	3,774,252,967	3,463,983,805	3,005,135,145
Total equity attributable to equity owners of the Company			4,723,697,361	4,347,062,216	3,822,709,072
Minority interests			544,079,224	510,791,086	549,306,952

Total owners’ equity			5,267,776,585	4,857,853,302	4,372,016,024

TOTAL LIABILITIES AND OWNERS’ EQUITY			22,354,236,615	23,926,059,287	19,223,022,555

*	Not covered by the AUDITOR’S report included herein

The accompanying notes form an integral part of these consolidated financial statements.

Legal representative: Jianxu Jia Principal in charge of accounting: Chungao Zang Head of accounting department: Jianjun Chu

YANFENG ADIENT SEATING CO., LTD.

CONSOLIDATED INCOME STATEMENTS FOR THE YEARS ENDED 31 DECEMBER 2018, 2017* AND 2016

(All amounts in RMB Yuan unless otherwise stated)

Item		Note		2018 Consolidated	2017* Consolidated (Restatement)	2016 Consolidated (Restatement)
Revenue		7	(25)	33,315,911,601	32,043,195,882	29,122,501,178
Less:	Cost of sales	7	(25)(28)	(27,732,668,176)	(26,532,394,041)	(24,215,383,432)
	Taxes and surcharges	7	(26)	(125,178,415)	(196,541,376)	(162,720,549)
	Selling and distribution expenses	7	(28)	(262,664,282)	(256,281,872)	(205,949,433)
	General and administrative expenses	7	(28)	(1,228,709,486)	(1,323,142,177)	(1,071,416,757)
	Research and development expenses	7	(28)	(1,009,683,099)	(998,729,114)	(889,876,116)
Add:	Financial income - net	7	(27)	121,914,465	17,829,635	51,902,100
	Including: Interest expenses			(33,145,222)	(29,854,734)	(6,489,786)
	Interest income			148,779,198	75,511,218	58,478,657
Less:	Asset impairment losses	7	(29)	(10,801,480)	(2,945,857)	(63,734,715)
Add:	Other income	7	(32)	115,237,585	129,108,171	—
Add:	Investment income	7	(30)	87,055,079	90,174,271	63,368,374
	Including: Share of profit of associates and joint ventures			66,200,119	78,876,545	54,019,531
Less:	Losses on disposals of assets	7	(31)	(2,352,770)	(3,021,988)	(18,381,606)
Operating profit				3,268,061,022	2,967,251,534	2,610,309,044
Add:	Non-operating income	7	(33(a))	4,511,490	2,346,311	72,527,061
Less:	Non-operating expenses	7	(33(b))	(3,801,129)	(1,873,547)	(3,014,728)

Total profit				3,268,771,383	2,967,724,298	2,679,821,377

Less:	Income tax expenses	7	(34)	(562,455,731)	(589,007,692)	(507,528,891)
Net profit				2,706,315,652	2,378,716,606	2,172,292,486

	Classified by continuity of operations
	Net profit from continuing operations			2,706,315,652	2,378,716,606	2,172,292,486
	Net profit from discontinued operations			—	—	—
	Classified by ownership of the equity
	Attributable to equity owners of the Company			2,481,903,963	2,083,076,727	1,851,677,150
	Minority interests			224,411,689	295,639,879	320,615,336

Other comprehensive income, net of tax		7	(35(a))	101,743	430,299	1,290,996
	Translation differences on translation of foreign currency financial statements			101,743	430,299	1,290,996

Total comprehensive income				2,706,417,395	2,379,146,905	2,173,583,482

	Attributable to equity owners of the Company			2,482,005,706	2,083,507,026	1,852,968,146
	Attributable to minority interests			224,411,689	295,639,879	320,615,336

*	Not covered by the AUDITOR’S report included herein

The accompanying notes form an integral part of these consolidated financial statements.

Legal representative: Jianxu Jia Principal in charge of accounting: Chungao Zang Head of accounting department: Jianjun Chu

YANFENG ADIENT SEATING CO., LTD.

CONSOLIDATED CASH FLOW STATEMENTS FOR THE YEARS ENDED 31 DECEMBER 2018, 2017* AND 2016

(All amounts in RMB Yuan unless otherwise stated)

Item	Note		2018 Consolidated	2017* Consolidated	2016 Consolidated
Cash flows from operating activities
Cash received from sales of goods or rendering of services			42,620,231,769	37,188,574,231	34,235,663,913
Refund of taxes and surcharges			80,523,553	80,158,334	69,554,852
Cash received relating to other operating activities			127,319,648	184,480,725	124,863,278
Sub-total of cash inflows			42,828,074,970	37,453,213,290	34,430,082,043
Cash paid for goods and services			(32,914,683,413)	(26,183,767,105)	(24,673,063,749)
Cash paid to and on behalf of employees			(2,335,518,600)	(2,003,249,397)	(1,756,520,779)
Payments of taxes and surcharges			(1,966,165,908)	(2,679,623,127)	(1,915,679,241)
Cash paid relating to other operating activities			(2,123,658,626)	(2,121,766,998)	(2,126,466,694)
Sub-total of cash outflows			(39,340,026,547)	(32,988,406,627)	(30,471,730,463)
Net cash flows from operating activities	7	(36(a))	3,488,048,423	4,464,806,663	3,958,351,580
Cash flows used in investing activities
Cash received from disposal of investments			235,645,347	279,239,352	475,667,980
Cash received from returns on investments			103,980,826	67,768,049	35,749,485
Net cash received from disposal of fixed assets, intangible assets and other long-term assets			14,751,486	24,565,265	28,354,118
Net cash received from disposal of subsidiaries and other business units			—	—	21,500,000
Sub-total of cash inflows			354,377,659	371,572,666	561,271,583
Cash paid to acquire fixed assets, intangible assets and other long-term assets			(650,226,838)	(524,461,586)	(412,877,178)
Cash paid to acquire investments			—	(837,615,093)	(311,650,522)
Sub-total of cash outflows			(650,226,838)	(1,362,076,679)	(724,527,700)
Net cash flows used in investing activities			(295,849,179)	(990,504,013)	(163,256,117)
Cash flows used in financing activities
Cash received from borrowings			990,189,943	844,949,190	718,055,869
Sub-total of cash inflows			990,189,943	844,949,190	718,055,869
Cash repayments of borrowings			(964,983,332)	(711,559,282)	(390,324,988)
Cash payments for distribution of profits or interest expenses			(2,142,677,741)	(1,848,390,388)	(1,684,947,936)
Including: Cash payments for profits to minority shareholders of subsidiaries			(77,397,401)	(333,196,736)	(291,750,289)
Sub-total of cash outflows			(3,107,661,073)	(2,559,949,670)	(2,075,272,924)
Net cash flows used in financing activities			(2,117,471,130)	(1,715,000,480)	(1,357,217,055)
Effect of foreign exchange rate changes on cash and cash equivalents			—	—	—
Net increase in cash and cash equivalents	7	(36(b))	1,074,728,114	1,759,302,170	2,437,878,408
Add: Cash and cash equivalents at beginning of year			7,938,513,680	6,179,211,510	3,741,333,102
Cash and cash equivalents at end of year	7	(36(c))	9,013,241,794	7,938,513,680	6,179,211,510

*	Not covered by the AUDITOR’S report included herein

The accompanying notes form an integral part of these consolidated financial statements.

Legal representative: Jianxu Jia Principal in charge of accounting: Chungao Zang Head of accounting department: Jianjun Chu

YANFENG ADIENT SEATING CO., LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN OWNERS’ EQUITY FOR THE YEARS ENDED 31 DECEMBER 2018, 2017* AND 2016

(All amounts in RMB Yuan unless otherwise stated)

Item	Note		Attributable to equity holders of the Company				Minority interests	Total owners’ equity
			Paid-in capital	Surplus reserves	Undistributed profits	Other comprehensive income/(loss)
Balance at 1 January 2016			439,853,380	329,063,052	2,635,032,872	(307,041)	521,158,841	3,924,801,104
Movements for the year ended 31 December 2016
Total comprehensive income
Net profit			—	—	1,851,677,150	—	320,615,336	2,172,292,486
Other comprehensive income
Translation differences on translation of foreign currency financial statements	7	(35(a))	—	—	—	1,290,996	—	1,290,996
Total comprehensive income for the year			—	—	1,851,677,150	1,290,996	320,615,336	2,173,583,482
Profit distribution
Appropriation to surplus reserves	7	(23)	—	47,673,540	(47,673,540)	—	—	—
Profit distribution to equity owners	7	(24)	—	—	(1,385,874,680)	—	(291,750,289)	(1,677,624,969)
Appropriation to staff welfare and incentive funds			—	—	(48,026,657)	—	(716,936)	(48,743,593)
Balance at 31 December 2016			439,853,380	376,736,592	3,005,135,145	983,955	549,306,952	4,372,016,024
Balance at 1 January 2017			439,853,380	376,736,592	3,005,135,145	983,955	549,306,952	4,372,016,024
Movements for the year ended 31 December 2017*
Total comprehensive income
Net profit			—	—	2,083,076,727	—	295,639,879	2,378,716,606
Other comprehensive income
Translation differences on translation of foreign currency financial statements	7	(35(a))	—	—	—	430,299	—	430,299
Total comprehensive income for the year			—	—	2,083,076,727	430,299	295,639,879	2,379,146,905
Capital contribution and withdrawal by owners
Disposal of a subsidiary			—	—	—	—	(470,521)	(470,521)
Profit distribution
Appropriation to surplus reserves	7	(23)	—	65,074,185	(65,074,185)	—	—	—
Profit distribution to equity owners	7	(24)	—	—	(1,493,770,914)	—	(333,196,736)	(1,826,967,650)
Appropriation to staff welfare and incentive funds			—	—	(65,382,968)	—	(488,488)	(65,871,456)
Balance at 31 December 2017*			439,853,380	441,810,777	3,463,983,805	1,414,254	510,791,086	4,857,853,302
Balance at 1 January 2018			439,853,380	441,810,777	3,463,983,805	1,414,254	510,791,086	4,857,853,302
Movements for the year ended 31 December 2018
Total comprehensive income
Net profit			—	—	2,481,903,963	—	224,411,689	2,706,315,652
Other comprehensive income
Translation differences on translation of foreign currency financial statements	7	(35(a))	—	—	—	101,743	—	101,743
Total comprehensive income for the year			—	—	2,481,903,963	101,743	224,411,689	2,706,417,395
Profit distribution
Appropriation to surplus reserves	7	(23)	—	66,264,240	(66,264,240)	—	—	—
Profit distribution to equity owners	7	(24)	—	—	(2,038,991,145)	—	(190,933,981)	(2,229,925,126)
Appropriation to staff welfare and incentive funds			—	—	(66,379,416)	—	(189,570)	(66,568,986)
Balance at 31 December 2018			439,853,380	508,075,017	3,774,252,967	1,515,997	544,079,224	5,267,776,585

*	Not covered by the AUDITOR’S report included herein

The accompanying notes form an integral part of these consolidated financial statements.

Legal representative: Jianxu Jia Principal in charge of accounting: Chungao Zang Head of accounting department: Jianjun Chu

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

1	General information

Yanfeng Adient Seating Co., Ltd. (formerly known as “Shanghai Yanfeng Johnson Controls Seating Co., Ltd.”, “the Company”) is a sino-foreign joint venture company set up by Yanfeng Automotive Trim Systems Co., Ltd. (“Yanfeng Trim” and formerly known as “Yanfeng Visteon Automotive Trim Systems Co., Ltd.”) and Johnson Controls International Inc. (“JCI”) on 18 December 1997. The approved operating period is 25 years and the registered capital is USD 24,770,700.

After several times of equity interest transfer till 8 November 2012, the investors of the Company were changed to Yanfeng Trim and Johnson Controls Asia Holding Co., Ltd., with 50.01% and 49.99% of equity interest respectively. The registered capital of the Company was changed to USD 62,000,000. On 2 February 2017, Johnson Controls Asia Holding Co., Ltd. was renamed as Adient Asia Holding Co., Ltd. (“Adient Asia”). In April 2017, the Company was renamed as “Yanfeng Adient Seating Co., Ltd.”.

The approved scope of business operation of the Company and its subsidiaries (together, “the Group”) is to develop and manufacture automobile seats and their spare parts, provide technical service for automobile seating, and sell its own products. For the year ended 31 December 2018, the Group’s actual business scope was the same as the scope of operation.

These financial statements are authorised for issue by the Company’s responsible person on 24 June 2019.

2	Basis of preparation

The financial statements are prepared in accordance with the Accounting Standards for Business Enterprises - Basic Standard, and the specific accounting standards and other relevant regulations issued by the Ministry of Finance of the P.R. China on 15 February 2006 and in subsequent periods (hereafter collectively referred to as “the Accounting Standards for Business Enterprises” or “CAS”).

The financial statements are prepared on a going concern basis.

3	Statement of compliance with the Accounting Standards for Business Enterprises

The financial statements of the Company for the years ended 31 December 2018, 31 December 2017 and 31 December 2016 are in compliance with the Accounting Standards for Business Enterprises, and truly and completely present the consolidated financial position of the Company as at 31 December 2018, 31 December 2017 and 31 December 2016 and of its financial performance, cash flows and other information for the years then ended.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates

(1)	Accounting year

The Company’s accounting year starts on 1 January and ends on 31 December.

(2)	Recording currency

The Company’s recording currency is Renminbi (RMB). The recording currency of the Company’s subsidiaries is determined based on the primary economic environment in which they operate. The recording currency of the Company’s domestic subsidiaries is RMB and the recording currency of the Company’s foreign subsidiaries is local currency. The financial statements are presented in RMB.

(3)	Foreign currency translation

(a)	Foreign currency transactions

Foreign currency transactions are translated into recording currency using the exchange rates prevailing at the dates of the transactions.

At the balance sheet date, monetary items denominated in foreign currencies are translated into recording currency using the spot exchange rates on the balance sheet date. Exchange differences arising from these translations are recognised in profit or loss for the current period, except for those attributable to foreign currency borrowings that have been taken out specifically for acquisition or construction of qualifying assets, which are capitalised as part of the cost of those assets. Non-monetary items denominated in foreign currencies that are measured at historical costs are translated at the balance sheet date using the spot exchange rates at the date of the transactions. The effect of exchange rate changes on cash is presented separately in the cash flow statement.

(b)	Translation of foreign currency financial statements

The asset and liability items in the balance sheets for overseas operations are translated at the spot exchange rates on the balance sheet date. Among the owners’ equity items, the items other than “undistributed profits” are translated at the spot exchange rates of the transaction dates. The income and expense items in the income statements of overseas operations are translated at the spot exchange rates of the transaction dates. The differences arising from the above translation are presented in other comprehensive income. The cash flows of overseas operations are translated at the spot exchange rates on the dates of the cash flows. The effect of exchange rate changes on cash is presented separately in the cash flow statement.

(4)	Cash and cash equivalents

Cash and cash equivalents comprise cash on hand, deposits that can be readily drawn on demand, and short-term and highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(5)	Financial assets

Financial assets are classified into the following categories at initial recognition: financial assets at fair value through profit or loss, receivables, available-for-sale financial assets and held-to-maturity investments. The classification of financial assets depends on the Group’s intention and ability to hold the financial assets. The financial assets held by the Group are mainly receivables.

(a)	Receivables

Receivables, including notes and accounts receivables and other receivables, are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market (Note 4(6)).

(b)	Recognition and measurement

Financial assets are recognised at fair value on the balance sheet when the Group becomes a party to the contractual provisions of the financial instrument. In the case of financial assets at fair value through profit or loss, the related transaction costs incurred at the time of acquisition are recognised in profit or loss for the current period. For other financial assets, transaction costs that are attributable to acquisition of the financial assets are included in their initially recognised amounts. A financial asset is derecognised when the contractual rights to receive the cash flows from the financial asset have expired, or all the substantial risks and rewards of ownership of the financial asset have been transferred.

Receivables are subsequently measured at amortised cost by using the effective interest method.

(c)	Impairment of financial assets

The Group assesses the carrying amounts of financial assets other than those at fair value through profit or loss at each balance sheet date. If there is objective evidence that a financial asset is impaired, an impairment loss is provided for.

When an impairment loss on a financial asset carried at amortised cost has occurred, the amount of the impairment loss is provided for at the difference between the asset’s carrying amount and the present value of its estimated future cash flows (excluding future credit losses that have not been incurred). If there is objective evidence that the value of the financial asset recovered and the recovery is related objectively to an event occurring after the impairment was recognised, the previously recognised impairment loss is reversed and the amount of reversal is recognised in profit or loss.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(6)	Receivables

Receivables comprise notes and accounts receivables and other receivables. Notes and accounts receivables arising from sale of goods or rendering of services are initially recognised at fair value of the contractual payments from the buyers or service recipients.

Receivables with amounts that are individually significant are subject to separate assessment for impairment. If there exists objective evidence that the Group will not be able to collect the amount under the original terms, a provision for bad debts of that receivable is made at the difference between its carrying amount and the present value of its estimated future cash flows.

Receivables with amounts that are not individually significant and those receivables that have been individually assessed for impairment and have not been found impaired are classified into certain groupings based on their credit risk characteristics. Provision for bad debts is determined based on the historical loss experience for groupings of receivables with similar credit risk characteristics, taking into consideration of the current circumstances.

When the Group transfers the accounts receivables to the financial institutions without recourse, the difference between the proceeds received from the transaction and their carrying amounts and the related taxes is recognised in profit or loss for the current period.

(7)	Inventories

Inventories include raw materials, work in progress and finished goods, and are stated at the lower of cost and net realisable value.

Cost is determined using the weighted average method. The cost of finished goods and work in progress comprise raw materials, direct labour and systematically allocated production overhead based on the normal production capacity.

Provision for decline in the value of inventories is determined at the excess amount of the carrying amounts of the inventories over their net realisable value. Net realisable value is determined based on the estimated selling price in the ordinary course of business, less the estimated costs to completion and estimated costs necessary to make the sale and related taxes.

The Group adopts the perpetual inventory system.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(8)	Long-term equity investments

Long-term equity investments comprise the Group’s long-term equity investments in its joint ventures and associates.

(a)	Joint ventures and associates

A joint venture is a joint arrangement which is structured through a separate vehicle over which the Group has joint control together with other parties and only has rights to the net assets of the arrangement based on legal forms, contractual terms and other facts and circumstances; An associate is the investee over which the Group has significant influence on its financial and operating policy decisions.

Investments in joint ventures and associates are accounted for using the equity method. Where the initial investment cost exceeds the Group’s share of the fair value of the investee’s identifiable net assets at the time of acquisition, the investment is initially measured at that cost. Where the initial investment cost is less than the Group’s share of the fair value of the investee’s identifiable net assets at the time of acquisition, the difference is included in profit or loss for the current period and the cost of the long-term equity investment is adjusted upwards accordingly.

Under the equity method of accounting, the Group recognises the investment income according to its share of net profit or loss of the investee. The Group does not recognise further losses when the carrying amounts of the long-term equity investment together with any long-term interests that, in substance, form part of the Group’s net investment in investees are reduced to zero. However, if the Group has obligations for additional losses and the criteria with respect to recognition of provisions are satisfied, the Group continues recognising the investment losses and the provisions at the amount it expects to undertake. The Group’s share of the changes in investee’s owner’s equity other than those arising from the net profit or loss, other comprehensive income and profit distribution is recognised in capital surplus with a corresponding adjustment to the carrying amounts of the long-term equity investment. The carrying amount of the investment is reduced by the Group’s share of the profit distribution or cash dividends declared by the investees. Unrealised gains or losses on transactions between the Group and its investees are eliminated to the extent of the Group’s equity interest in the investees, based on which the investment income or losses are recognised. Any losses resulting from transactions between the Group and its investees, which are attributable to asset impairment losses are not eliminated.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(9)	Investment properties

Investment properties, including land use rights that have already been leased out, buildings that are held for the purpose of leasing and buildings that are being constructed or developed for future use for leasing, are measured initially at cost. Subsequent expenditures incurred in relation to an investment property are included in the cost of the investment property when it is probable that the associated economic benefits will flow to the Group and their costs can be reliably measured; otherwise, the expenditures are recognised in profit or loss for the period in which they are incurred.

Investment properties are subsequently measured using the cost model and are depreciated or amortised to their estimated residual values over their estimated useful lives. The estimated useful lives, the estimated residual values expressed as a percentage of cost and the annual depreciation (amortisation) rates of investment properties are as follows:

	Estimated useful lives	Estimated residual values	Annual depreciation rates
Land use rights	50 years	0%	2%
Buildings	20 years	0%	5%

When an investment property is transferred to owner-occupied properties, it is reclassified as fixed asset or intangible asset with the carrying amount at the date of the transfer. When an owner-occupied property is transferred out for earning rentals or for capital appreciation, the fixed asset or intangible asset is transferred to investment properties with the carrying amount at the date of the transfer.

The estimated useful life and the estimated residual value of an investment property and the depreciation (amortisation) method applied to the asset are reviewed, and adjusted as appropriate at each year-end.

An investment property is derecognised on disposal or when the investment property is permanently withdrawn from use and no future economic benefits are expected from its disposal. The net amount of proceeds from sale, transfer, retirement or damage of an investment property after its carrying amount and related taxes and expenses is recognised in profit or loss for the current period.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(10)	Fixed assets

Fixed assets comprise buildings, machinery and equipment, motor vehicles, computers and electronic equipment and office equipment and tooling. Fixed assets purchased or constructed by the Group are initially measured at cost at the time of acquisition. Fixed assets contributed by the Chinese investor are initially recorded at their approved value upon its contribution to the Company.

Subsequent expenditures incurred for a fixed asset are included in the cost of the fixed asset when it is probable that the associated economic benefits will flow to the Group and the related cost can be reliably measured. The carrying amount of the replaced part is derecognised. All the other subsequent expenditures are recognised in profit or loss for the period in which they are incurred.

Fixed assets are depreciated using the straight-line method to allocate the cost of the assets to their estimated residual values over their estimated useful lives. For the fixed assets that have been provided for impairment loss, the related depreciation charge is prospectively determined based upon the adjusted carrying amounts over their remaining useful lives.

The estimated useful lives, the estimated residual values expressed as a percentage of cost and the annual depreciation rates of fixed assets are as follows:

	Estimated useful lives	Estimated residual values	Annual depreciation rates
Buildings	5-20 years	0%-10%	4.50%-20.00%
Machinery and equipment	3-15 years	0%-5%	6.33%-33.33%
Motor vehicles	3-6 years	0%-5%	15.83%-33.33%
Computers and electronic equipment and office equipment	3-7 years	0%-5%	13.57%-33.33%
Tooling	3-5 years	0%-5%	19.00%-33.33%

The estimated useful life and the estimated residual value of a fixed asset and the depreciation method applied to the asset are reviewed, and adjusted as appropriate at each year-end.

A fixed asset is derecognised on disposal or when no future economic benefits are expected from its use or disposal. The amount of proceeds from disposals on sale, transfer, retirement or damage of a fixed asset net of its carrying amount and related taxes and expenses is recognised in profit or loss for the current period.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(11)	Construction in progress

Construction in progress is measured at actual cost. Actual cost comprises construction costs, installation costs, borrowing costs that are eligible for capitalisation and other costs necessary to bring the fixed assets ready for their intended use. Construction in progress is transferred to fixed assets when the assets are ready for their intended use, and depreciation is charged starting from the following month.

(12)	Intangible assets

Intangible assets include land use rights, patent rights and non-patented technology and software, and are measured at cost. Intangible assets also include identifiable assets acquired from business combinations involving enterprises not under common control, such as customer relationships, and are measured at fair value at the time of acquisition.

(a)	Land use rights

Land use rights are amortised on the straight-line basis over their estimated useful lives. If the acquisition costs of the land use rights and the buildings located thereon cannot be reasonably allocated between the land use rights and the buildings, all of the acquisition costs are recognised as fixed assets.

(b)	Patent rights and non-patented technology

Patent rights and non-patented technology are amortised on a straight-line basis over the patent protection period as stipulated by the laws.

(c)	Software

Software is amortised on a straight-line basis over the period as stipulated by law.

(d)	Customer relationship

Customer relationship acquired from business combination involving enterprises not under common control are amortised over their beneficial periods.

(e)	Periodical review of useful life and amortisation method

For an intangible asset with a finite useful life, review of its useful life and amortisation method is performed at each year-end, with adjustment made as appropriate.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(13)	Research and development

The expenditure on an internal research and development project is classified into expenditure on the research phase and expenditure on the development phase based on its nature and whether there is material uncertainty that the research and development activities can form an intangible asset at the end of the project.

Expenditure on the research phase is recognised in profit or loss in the period in which it is incurred; expenditure on the development phase is capitalised only if all of the following conditions are satisfied:

•	it is technically feasible to complete the intangible asset so that it will be available for use or sale;

•	management intends to complete the intangible asset and use or sell it;

•	it can be demonstrated how the intangible asset will generate economic benefits;

•	there are adequate technical, financial and other resources to complete the development and the ability to use or sell the intangible asset; and

•	the expenditure attributable to the intangible asset during its development phase can be reliably measured.

Other development expenditures that do not meet the conditions above are recognised in profit or loss in the period in which they are incurred. Development costs previously recognised as expenses are not recognised as an asset in a subsequent period. Capitalised expenditure on the development phase is presented as development costs in the balance sheet and transferred to intangible assets at the date that the asset is ready for its intended use.

(14)	Goodwill

Goodwill is recognised at the excess of the cost of a business combination involving enterprises not under common control over the interest in the fair value of the acquirees’ identifiable net assets acquired in the business combination as at the acquisition date.

(15)	Long-term prepaid expenses

Long-term prepaid expenses include the expenditure for improvements to fixed assets held under operating leases, and other expenditures that have been incurred but should be recognised as expenses over more than one year in the current and subsequent periods. Long-term prepaid expenses are amortised on the straight-line basis over the expected beneficial period and are presented at actual expenditure net of accumulated amortisation.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(16)	Impairment of long-term assets

Fixed assets, construction in progress, intangible assets with finite useful lives, long-term equity investments in joint ventures and associates and long-term prepaid expenses are tested for impairment if there is any indication that the assets may be impaired at the balance sheet date; intangible assets that are not yet available for their intended use are tested for impairment at least annually, irrespective of whether there is any indication of impairment. If the result of the impairment test indicates that the recoverable amount of an asset is less than its carrying amount, a provision for impairment and an impairment loss are recognised for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to sell and the present value of the future cash flows expected to be derived from the asset. Provision for asset impairment is determined and recognised on the individual asset basis. If it is not possible to estimate the recoverable amount of an individual asset, the recoverable amount of a group of assets to which the asset belongs is determined. A group of assets is the smallest group of assets that is able to generate independent cash inflows.

Goodwill that is separately presented in the financial statements is tested at least annually for impairment, irrespective of whether there is any indication that it may be impaired. In conducting the test, the carrying value of goodwill is allocated to the related asset group or groups of asset groups which are expected to benefit from the synergies of the business combination. If the result of the test indicates that the recoverable amount of an asset group or a group of asset groups, including the allocated goodwill, is lower than its carrying amount, the corresponding impairment loss is recognised. The impairment loss is first deducted from the carrying amount of goodwill that is allocated to the asset group or group of asset groups, and then deducted from the carrying amounts of other assets within the asset group or group of asset groups in proportion to the carrying amounts of assets other than goodwill.

Once the above asset impairment loss is recognised, it will not be reversed for the value recovered in the subsequent periods.

(17)	Borrowing costs

The borrowing costs that are directly attributable to acquisition and construction of an asset that needs a substantially long period of time for its intended use commence to be capitalised and recorded as part of the cost of the asset when expenditures for the asset and borrowing costs have been incurred, and the activities relating to the acquisition and construction that are necessary to prepare the asset for its intended use have commenced. The capitalisation of borrowing costs ceases when the asset under acquisition or construction becomes ready for its intended use and the borrowing costs incurred thereafter are recognised in profit or loss for the current period. Capitalisation of borrowing costs is suspended during periods in which the acquisition or construction of an asset is interrupted abnormally and the interruption lasts for more than 3 months, until the acquisition or construction is resumed.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(18)	Borrowings

Borrowings are recognised initially at fair value, net of transaction costs incurred, and subsequently measured at amortised cost using the effective interest method. Borrowings of which the period is within one year (inclusive) are classified as the short-term borrowings, and the others are classified as long-term borrowings.

(19)	Employee benefits

Employee benefits refer to all forms of consideration or compensation given by the Group in exchange for service rendered by employees or for termination of employment relationship, which include short-term employee benefits and post-employment benefits.

(a)	Short-term employee benefits

Short-term employee benefits include wages or salaries, bonus, allowances and subsidies, staff welfare, premiums or contributions on medical insurance, work injury insurance and maternity insurance, housing funds, union running costs and employee education costs, short-term paid absences and etc. The short-term employee benefits actually occurred are recognised as a liability in the accounting period in which the service is rendered by the employees, with a corresponding charge to the profit or loss for the current period or the cost of relevant assets. Non-monetary benefits are measured at fair value.

(b)	Post-employment benefits

The Group classifies post-employment benefit plans as defined contribution plans. Defined contribution plans are post-employment benefit plans under which the Group pays fixed contributions into a separate fund and will have no obligation to pay further contributions. During the reporting period, the Group’s post-employment benefits mainly include the premiums or contributions on basic pensions and unemployment insurance, both of which belong to defined contribution plans.

Basic pensions

The Group’s employees participate in the basic pension plan set up and administered by local authorities of Ministry of Human Resource and Social Security. Monthly payments of premiums on the basic pensions are calculated according to the bases and percentage prescribed by the relevant local authorities. When employees retire, the relevant local authorities are obliged to pay the basic pensions to them. The amounts based on the above calculations are recognised as liabilities in the accounting period in which the service has been rendered by the employees, with a corresponding charge to the profit or loss for the current period or the cost of relevant assets.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(20)	Provisions

Provisions for product warranties and etc. are recognised when the Group has a present obligation, it is probable that an outflow of economic benefits will be required to settle the obligation, and the amount of the obligation can be measured reliably.

A provision is initially measured at the best estimate of the expenditure required to settle the related present obligation. Factors surrounding a contingency, such as the risks, uncertainties and the time value of money, are taken into account as a whole in reaching the best estimate of a provision. Where the effect of the time value of money is material, the best estimate is determined by discounting the related future cash outflows. The increase in the discounted amount of the provision arising from passage of time is recognised as interest expense.

The carrying amount of provisions is reviewed at each balance sheet date and adjusted to reflect the current best estimate.

The provisions expected to be settled within one year since the balance sheet date are classified as current liabilities.

(21)	Deferred tax assets and deferred tax liabilities

Deferred tax assets and deferred tax liabilities are calculated and recognised based on the differences arising between the tax bases of assets and liabilities and their carrying amounts (temporary differences). Deferred tax asset is recognised for the deductible losses that can be carried forward to subsequent years for deduction of the taxable profit in accordance with the tax laws. No deferred tax liability is recognised for a temporary difference arising from the initial recognition of goodwill. No deferred tax asset or deferred tax liability is recognised for the temporary differences resulting from the initial recognition of assets or liabilities due to a transaction other than a business combination, which affects neither accounting profit nor taxable profit (or deductible loss). At the balance sheet date, deferred tax assets and deferred tax liabilities are measured at the tax rates that are expected to apply to the period when the asset is realised or the liability is settled.

Deferred tax assets are only recognised for deductible temporary differences, deductible losses and tax credits to the extent that it is probable that taxable profit will be available in the future against which the deductible temporary differences, deductible losses and tax credits can be utilised.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(21)	Deferred tax assets and deferred tax liabilities (Cont’d)

Deferred tax liabilities are recognised for temporary differences arising from investments in subsidiaries, associates and joint ventures, except where the Group is able to control the timing of reversal of the temporary difference, and it is probable that the temporary difference will not reverse in the foreseeable future. When it is probable that the temporary differences arising from investments in subsidiaries, associates and joint ventures will be reversed in the foreseeable future and that the taxable profit will be available in the future against which the temporary differences can be utilised, the corresponding deferred tax assets are recognised.

Deferred tax assets and liabilities are offset when:

•	the deferred taxes are related to the same tax payer within the Group and the same taxation authority; and,

•	that tax payer within the Group has a legally enforceable right to offset current tax assets against current tax liabilities.

(22)	Revenue recognition

The amount of revenue is determined in accordance with the fair value of the consideration received or receivable for the sale of goods and services in the ordinary course of the Group’s activities. Revenue is stated net of discounts, rebates and returns.

Revenue is recognised when it’s probable that the economic benefits associated with the transaction will flow to the Group, the related revenue can be reliably measured, and the specific criteria of revenue recognition have been met for each type of the Group’s activities as described below:

(a)	Sale of goods

The Group manufactures and sells automobile seating products. Revenue is recognised when the Group has delivered the products to the location specified in the sales contract and the buyer has confirmed the acceptance of the products. Upon delivery of the products, the buyer has the right to sell the products and takes the risks of any obsolescence and loss of the products.

(b)	Rendering of services

Revenue is recognised when service is completed and it is probable that the associated economic benefits will flow to the Group and its total revenue and cost can be reliably measured.

(c)	Developing of projects

Revenue is recognised when the project is completed and is checked and accepted by the clients, and it’s probable that the economic benefits associated with the transaction will flow to the Group, the related revenue can be reliably measured.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(23)	Government grants

Government grants refer to the monetary or non-monetary assets obtained by the Group from the government, including tax return, financial subsidy and etc.

Government grants are recognised when the grants can be received and the Group can comply with all attached conditions. If a government grant is a monetary asset, it will be measured at the amount received or receivable. If a government grant is a non-monetary asset, it will be measured at its fair value. If it is unable to obtain its fair value reliably, it will be measured at its nominal amount.

Government grants related to assets refer to government grants which are obtained by the Group for the purposes of purchase, construction or acquisition of the long-term assets. Government grants related to income refer to the government grants other than those related to assets.

Government grants related to assets are either deducted against the carrying amount of the assets, or recorded as deferred income and recognised in profit or loss on a systemic basis over the useful lives of the assets. Government grants related to income that compensate the future costs, expenses or losses are recorded as deferred income and recognised in profit or loss, or deducted against related costs, expenses or losses in reporting the related expenses; government grants related to income that compensate the incurred costs, expenses or losses are recognised in profit or loss, or deducted against related costs, expenses or losses directly in current period. The Group applies the presentation method consistently to the similar government grants in the financial statements.

Government grants that are related to ordinary activities are included in operating profit, otherwise, they are recorded in non-operating income or expenses.

(24)	Leases

A lease that transfers substantially all the risks and rewards incidental to ownership of an asset is a finance lease. An operating lease is a lease other than a finance lease.

Lease payments under an operating lease are recognised on a straight-line basis over the period of the lease, and are either capitalised as part of the cost of related assets, or charged as an expense for the current period.

Rental income from an operating lease is recognised on a straight-line basis over the period of the lease.

(25)	Profit distribution

Proposed profit distribution is recognised as a liability in the period in which it is approved by the Board of Directors’ meeting.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(26)	Preparation of consolidated financial statements

The consolidated financial statements comprise the financial statements of the Company and all of its subsidiaries.

Subsidiaries are consolidated from the date on which the Group obtains control and are de-consolidated from the date that such control ceases. For a subsidiary that is acquired in a business combination involving enterprises under common control, it is included in the consolidated financial statements from the date when it, together with the Company, comes under common control of the ultimate controlling party. The portion of the net profits realised before the combination date is presented separately in the consolidated income statement.

In preparing the consolidated financial statements, where the accounting policies and the accounting periods of the Company and subsidiaries are inconsistent, the financial statements of the subsidiaries are adjusted in accordance with the accounting policies and the accounting period of the Company. For subsidiaries acquired from business combinations involving enterprises not under common control, the individual financial statements of the subsidiaries are adjusted based on the fair value of the identifiable net assets at the acquisition date.

All significant intra-group balances, transactions and unrealised profits are eliminated in the consolidated financial statements. The portion of subsidiaries’ owners’ equity and the portion of subsidiaries’ net profits and losses and comprehensive incomes for the period not attributable to the Company are recognised as minority interests, net profit attributed to minority interests and total comprehensive incomes attributed to minority interests, and presented separately in the consolidated financial statements under owners’ equity, net profits and total comprehensive income respectively. Unrealised profits and losses resulting from the sale of assets by the Company to its subsidiaries are fully eliminated against net profit attributable to owners of the parent. Unrealised profits and losses resulting from the sale of assets by a subsidiary to the Company are eliminated and allocated between net profit attributable to owners of the parent and net profit attributed to minority interests in accordance with the allocation proportion of the parent in the subsidiary. Unrealised profits and losses resulting from the sale of assets by one subsidiary to another are eliminated and allocated between net profit attributable to owners of the parent and net profit attributed to minority interests in accordance with the allocation proportion of the parent in the subsidiary.

If the accounting treatment of a transaction is inconsistent in the financial statements at the Group level and at the Company or its subsidiary level, adjustment will be made from the perspective of the Group.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(27)	Critical accounting estimates and judgments

The Group continually evaluates the critical accounting estimates and key judgments applied based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The critical accounting estimates and key assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are outlined below:

(i)	Accounting estimates on impairment of goodwill

The Group tests annually whether goodwill has suffered any impairment. The recoverable amount of asset groups and groups of asset groups is the present value of the future cash flows expected to be derived from them. These calculations require use of estimates (Note 7(12)).

If management revises the gross margin that is used in the calculation of the future cash flows of asset groups and groups of asset groups, and the revised gross margin is lower than the one currently used, the Group would need to recognise further impairment against goodwill.

If management revises the pre-tax discount rate applied to the discounted cash flows, and the revised pre-tax discount rate is higher than the one currently applied, the Group may need to recognise impairment against goodwill.

If the actual gross margin/pre-tax discount rate is higher/lower than management’s estimates, the impairment loss of goodwill previously provided for is not allowed to be reversed by the Group.

(ii)	Income taxes

The Group is subject to income taxes in numerous jurisdictions. There are some transactions and events for which the ultimate tax determination is uncertain during the ordinary course of business. Significant judgement is required from the Group in determining the provision for income taxes in each of these jurisdictions. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(28)	Significant changes in accounting policies

In 2018, the Ministry of Finance issued the ‘Circular on the Amendment to the Formats of Corporate Financial Statements for the Year of 2018 (Cai Kuai [2018] 15). The financial statements are prepared in accordance with the above circular with restating comparative figures of 2017, 2016 and impacts are as follows:

Impact on consolidated balance sheets and income statements are as follows:

(a)	The nature and the reasons of the changes in accounting policies	The line items affected	The amounts affected
The Group
			31 December 2017	31 December 2016
	The Group grouped notes receivable and accounts receivables as notes and accounts receivables.	Notes receivable	Less 8,172,820,877	Less 5,851,806,068
		Accounts receivables	Less 1,400,014,717	Less 1,686,686,411
		Notes and accounts receivables	Add 9,572,835,594	Add 7,538,492,479
	The Group grouped interests receivable and dividends receivable and other receivables as other receivables.	Interests receivable	Less 5,400,938	Less 5,550,044
		Dividends receivable	Less 12,872,698	Less 12,071,405
		Other receivables	Add 18,273,636	Add 17,621,449

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(28)	Significant changes in accounting policies (Cont’d)

(a)	Impact on consolidated balance sheets and income statements are as follows (Cont’d):

The nature and the reasons of the changes in accounting policies	The line items affected	The amounts affected

The Group
		31 December 2017	31 December 2016
The Group grouped notes payable and accounts payable as notes and accounts payables.	Notes payable	Less 653,798,483	Less 666,979,006
	Accounts payable	Less 12,797,027,105	Less 9,860,133,825
	Notes and accounts payables	Add 13,450,825,588	Add 10,527,112,831

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

4	Summary of significant accounting policies and accounting estimates (Cont’d)

(28)	Significant changes in accounting policies (Cont’d)

(a)	Impact on consolidated balance sheets and income statements are as follows (Cont’d):

The nature and the reasons of the changes in accounting policies	The line items affected	The amounts affected

		2017	2016
The Group presented research and development expenses separately from general and administrative expenses.	Research and development expenses	Add 998,729,114	Add 889,876,116
	General and administrative expenses	Less 998,729,114	Less 889,876,116
The Group reclassified interest income arising from entrusted loan from financial income to investment income.	Financial income	Less 11,297,514	Less 9,348,843
	Investment income	Add 11,297,514	Add 9,348,843

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

5	Taxation

The main categories and rates of taxes applicable to the Group during the years 2018, 2017 and 2016 are set out below:

Type	Tax rate	Taxable base

Enterprise income tax (a)	25% and 20%	Taxable income
Value added tax (“VAT”) (b)	17%, 16%, 11%, 10%, 6% and others	Taxable value added amount (Tax payable is calculated using the taxable sales amount multiplied by the applicable tax rate less deductible VAT input of current period)
City maintenance and construction tax	7%, 5% and 1%	The payment amount of VAT

(a)	In 2018, 2017 and 2016, the enterprise income tax rates applicable to the Company and its subsidiaries are as follows:

(1)

The Company is a foreign-invested production enterprise set up in Pudong New Area, Shanghai. It was certificated as the hi-technology enterprise by Shanghai Science and Technology Committee in 2014 (valid for 3 years) and 2017 (valid for 3 years), respectively (GF201731001090). According to the Guo Shui Han (2009), No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2018, 2017 and 2016.

(2)

Shanghai Jixiang Automobile Roof Trimming Co., Ltd. is a domestic enterprise set up in Shanghai. It was certificated as the hi-technology enterprise by Shanghai Science and Technology Committee in 2015 (valid for 3 years) and 2018 (valid for 3 years). According to the Guo Shui Han (2009), No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2018, 2017 and 2016.

(3)

Guangzhou Dongfeng Adient Automotive Seating Co., Ltd. is a foreign-invested production enterprise set up in coastal economic development zone. It was certificated as the hi-technology enterprise by Department of Science and Technology of Guangdong Province in 2014. According to the Guo Shui Han (2009), No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2016.

(4)

Wuhu Adient Yunhe Automotive Seating Co., Ltd. is a foreign-invested manufacturing enterprise set up in Wuhu Economic and Technological Development Zone. It was certificated as the hi-technology enterprise by Department of Science and Technology of Anhui Province, Department of Finance of Anhui province, National Tax Bureau of Anhui Province and Local Tax Bureau of Anhui Province on 21 October 2016 (valid for 3 years, GR201634000612). According to the Guo Shui Han (2009) No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2018, 2017 and 2016.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

5	Taxation (Cont’d)

(a)	In 2018, 2017 and 2016, the enterprise income tax rates applicable to the Company and its subsidiaries are as follows (Cont’d):

(5)

Hefei Adient Yunhe Automotive Seating Co., Ltd. is a foreign-invested manufacturing enterprise set up in Hefei Economic and Technological Development Zone. It was certificated as the hi-technology enterprise by Hefei Science and Technology Committee in 2015 (valid for 3 years) and 2018 (valid for 3 years, GR201834001000). According to the Guo Shui Han (2009) No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2018, 2017 and 2016.

(6)

Yanfeng Adient (Shenyang) Seating Co., Ltd. (“Shenyang Yanfeng Adient”) is a domestic enterprise set up in Shenyang. It was certificated as the hi-technology enterprise by Department of Science and Technology of Liaoning Province in 2016 (valid for 3 years, GF201621000205). According to the Guo Shui Han (2009) No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2018, 2017 and 2016.

(7)

Jiangsu Yueda Yanfeng Adient Automotive Seating Co., Ltd. is a domestic enterprise set up in Yancheng. It was certificated as the hi-technology enterprise by Department of Science and Technology of Jiangsu Province on 30 November 2016 (valid for 3 years, GR201632003222). According to the Guo Shui Han (2009), No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2018 and 2017.

(8)

Chengdu Yanfeng Adient Automotive Components Co., Ltd (“Chengdu Yanfeng Adient”) is a domestic enterprise set up in Chengdu, Sichuan. Entitled to the preferential policy for development of the west regions, the applicable income tax rate of Chengdu Yanfeng Adient is 15% in year 2018, 2017 and 2016.

(9)

Chongqing Yanfeng Adient Automotive Components Co., Ltd. (“Chongqing Yanfeng Adient”) is a foreign-invested manufacturing enterprise set up in Chongqing. It was certificated as the hi-technology enterprise again through the review in July 2016(valid for 3 years, GR201651100279). According to the Guo Shui Han (2009), No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2018, 2017 and 2016.

(10)

Daqing Yanfeng Adient Automotive Components Co., Ltd. is a domestic enterprise set up in Daqing in 2014. It was certificated as the hi-technology enterprise for the first time in 2015. According to the Guo Shui Han (2009) No. 203 “The notice on implementing preferential corporate income tax rate of hi-technology enterprises”, the applicable income tax rate is 15% in year 2017 and 2016.

(11)

Chongqing Yanfeng Adient Fengao Automotive Components Co., Ltd. is a domestic enterprise set up in Chongqing in 2015. Entitled to the preferential policy for development of the west regions, the applicable income tax rate of Chongqing Fengao is 15% in year 2016.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

5	Taxation (Cont’d)

(a)	In 2018, 2017 and 2016, the enterprise income tax rates applicable to the Company and its subsidiaries are as follows (Cont’d):

(12)

The applicable income tax rate of other domestic entities, or the 11 entities in other years that do not mentioned in the previous sections, is 25% in year 2018, 2017 and 2016. And for Yanfeng (Thailand) Co., Ltd., the applicable income tax rate is 20% in year 2018, 2017 and 2016. For Yanfeng Adient America Seating Inc and Yanfeng Adient Germany Seating GmbH, the applicable income tax rate is 21% and 15% in year 2018.

(b)

Pursuant to the ‘Circular on Enterprise Income Tax Policy concerning Deductions for Equipment and Appliances’ (Cai Shui [2018] 54) issued by the State Administration of Taxation, during the period from 1 January 2018 to 31 December 2020, the cost of newly purchased equipment with the original cost less than RMB 5 million can be fully deducted against taxable profit in the next month after the asset is put into use, instead of being depreciated annually for tax filing.

(c)

Pursuant to the ‘Circular on Adjustment of Tax Rate of Value Added Tax’ (Cai Shui [2018] 32) jointly issued by the Ministry of Finance and the State Administration of Taxation, the applicable tax rate of revenue arising from selling the auto parts of the Company, the domestic subsidiary of the Group, is 16% from 1 May 2018, while it was 17% before then.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

6	Subsidiaries

(1)	Significant subsidiaries included in the consolidation scope as at 31 December 2018 are as follows:

				Share holding (%)		Voting rights (%)
	Place of registration	Registered Capital	Nature of business	Direct	Indirect	Direct	Indirect
Shenyang Yanfeng Adient	Shenyang	RMB 30,000,000	Develop, produce and sell automotive interior, automotive seating overhead systems and parts production and provide after-sale service. Self-management or agency of import and export of goods and technologies (excluding goods prohibited or restricted by the national authorities).	100%		100%
Yanfeng Adient (Yantai) Seating Co., Ltd.	Yantai	RMB 35,000,000	Production and sales of automotive seating assembly, parts and functional high molecule materials for automobile; import and export of goods and technologies.	100%		100%
Nanjing Yanfeng Adient Seating Co., Ltd.	Nanjing	RMB 45,000,000	Produce and sell automotive seating and provide after-sale service; import and export goods and service	60%		60%
Yanfeng Adient (Shanghai Jiading) Seating Co., Ltd.	Shanghai	RMB 15,000,000	Design, develop, produce and sell automotive seating and provide after-sale service; import and export goods.	100%		100%
Yanfeng Adient (Ningbo) Seating Co., Ltd.	Ningbo	RMB 35,000,000	Design, development, manufacture and provision of technical engineering service of automotive seating, auto roof trims, sunshades, trim systems and related parts, sales of self-manufactured products, import and export of self-run and agent products and technologies (excluding goods and technologies prohibited or restricted by the national authorities).	100%		100%

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

6	Subsidiaries (Cont’d)

(1)	Significant subsidiaries included in the consolidation scope as at 31 December 2018 are as follows (Cont’d):

				Share holding (%)		Voting rights (%)
	Place of registration	Registered Capital	Nature of business	Direct	Indirect	Direct	Indirect
Yanfeng Adient (Wuhan) Seating Co., Ltd.	Wuhan	RMB 45,000,000	Design, development, manufacture and sales of automotive seating, auto roof trims, sunshades, trim systems and related parts, provision of technical engineering service, import and export of goods (excluding goods prohibited or restricted by the national authorities).	100%		100%
Chengdu Yanfeng Adient (a)	Chengdu	RMB 10,000,000	Design, development, manufacture and sales of automotive seating, auto roof trims, sunshades, trim systems and related parts; provide relative technical and after-sale services		100%		100%
Chongqing Yanfeng Adient	Chongqing	USD 7,500,000	Design, produce and sale automotive seating, sunshades, auto roof trims and related parts and provide after-sale service.	50%		62.50%

(a) The newly established subsidiaries of the Group in 2018 included Yanfeng Adient (Liuzhou) Seating Co., Ltd., Yanfeng Adient (Rudong) Seating Co., Ltd., Yanfeng Adient (India) Private Limited, Yanfeng Adient (Ningde) Seating Co., Ltd., Yanfeng Adient (Zhengzhou) Seating Co., Ltd. and Yanfeng Adient Fangde Electric Engine Co., Ltd. The newly established subsidiaries of the Group in 2017 included Xiangtan Yanfeng Adient Automotive Components Co., Ltd., Taizhou Yanfeng Adient Automotive Components Co., Ltd. and Yanfeng Adient (Changshu) Seating Co., Ltd. The newly established subsidiaries of the Group in 2016 included Ha’erbin Yanfeng Adient Automotive Components Co., Ltd, Chengdu Yanfeng Adient and Yanfeng Adient Germany Seating GmbH.

(b) In 2018, the Company closed Johnson Controls Automotive Systems (Kunshan) Co., Ltd. In 2017, the Company closed Zhejiang Yanjiang Sanjing Vehicle Parts Co., Ltd. In 2016, the Company did not close any companies.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

6	Subsidiaries (Cont’d)

(2)	Information of non-wholly-owned subsidiaries

Total profit attributable to minority shareholders for the year ended 31 December 2018	Dividends declared to minority interests for the year ended 31 December 2018	Accumulated minority interests as at 31 December 2018

224,411,689	190,933,981	544,079,224

Total profit attributable to minority shareholders for the year ended 31 December 2017	Dividends declared to minority interests for the year ended 31 December 2017	Accumulated minority interests as at 31 December 2017

295,639,879	333,196,736	510,791,086

Total profit attributable to minority shareholders for the year ended 31 December 2016	Dividends declared to minority interests for the year ended 31 December 2016	Accumulated minority interests as at 31 December 2016

320,615,336	291,750,289	549,306,952

In 2018, 2017 and 2016, dividends paid to minority interests were RMB 77,397,401, RMB 33,196,736 and RMB 291,750,289, respectively.

There is no individually subsidiary with significant non-wholly-owned interest within the Group. Considering all the subsidiaries are automobile industry related companies, their principal activities are production and sale of automotive parts as well as components and they all operate their business in China mainland, the summarised aggregated financial information for all the subsidiaries that have non-wholly-owned interests are set out below:

31 December 2018
Current assets	Non-current assets	Total assets	Current liabilities	Non-current liabilities	Total liabilities
5,810,066,449	1,371,148,443	7,181,214,892	5,965,872,370	15,786,728	5,981,659,098

31 December 2017
Current assets	Non-current assets	Total assets	Current liabilities	Non-current liabilities	Total liabilities
6,613,955,042	1,179,786,779	7,793,741,821	6,658,480,423	11,920,490	6,670,400,913

31 December 2016
Current assets	Non-current assets	Total assets	Current liabilities	Non-current liabilities	Total liabilities
6,094,461,705	1,056,890,738	7,151,352,443	5,884,416,455	18,133,103	5,902,549,558

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

6	Subsidiaries (Cont’d)

(2)	Information of non-wholly-owned subsidiaries (Cont’d)

2018
Revenue	Net profit	Total comprehensive income	Cash flows from operating activities
11,314,074,835	494,810,785	494,810,785	192,890,151

2017
Revenue	Net profit	Total comprehensive income	Cash flows from operating activities
11,589,006,649	626,758,381	626,758,381	1,268,118,975

2016
Revenue	Net profit	Total comprehensive income	Cash flows from operating activities
10,755,375,494	678,043,346	678,043,346	1,156,481,663

7	Notes to the consolidated financial statements

(1)	Cash at bank and on hand

	31 December 2018	31 December 2017	31 December 2016
Cash on hand	8,652	19,307	21,513
Cash at bank	9,013,233,142	7,938,494,373	6,179,189,997
Other cash balances (a)	284,757,255	195,158,898	289,907,686

	9,297,999,049	8,133,672,578	6,469,119,196

(a)

As at 31 December 2018, 2017 and 2016, RMB 284,757,255, RMB 195,158,898 and RMB 289,907,686 of bank deposit is pledged as guarantee for the Group to issue notes payable of RMB 258,170,177, RMB 237,154,087 and RMB 325,076,774 (Note 7(17)(a)).

(2)	Notes and accounts receivables

	31 December 2018	31 December 2017	31 December 2016
Notes receivable (a)	2,004,305,172	1,400,014,717	1,686,686,411
Accounts receivables (b)	4,532,004,921	8,172,820,877	5,851,806,068

	6,536,310,093	9,572,835,594	7,538,492,479

(a)	Notes receivable

	31 December 2018	31 December 2017	31 December 2016
Bank acceptance notes	2,004,305,172	1,400,014,717	1,686,686,411

As at 31 December 2018, 2017 and 2016, notes receivable with amount of RMB 242,674,481, RMB 236,414,979 and RMB 152,544,483 is pledged as guarantee for the Group to issue notes payable of RMB 257,245,279, RMB 230,171,732 and RMB 152,544,483 (Note 7(17)(a)).

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(2)	Notes and accounts receivables (Cont’d)

(b)	Accounts receivables

	31 December 2017			31 December 2018
Accounts receivables	8,256,708,592			4,609,816,822

		Reversal in the current year	Write-off in the current year
Less: Provision for bad debts	(83,887,715)	3,090,578	2,985,236	(77,811,901)

	8,172,820,877			4,532,004,921

	31 December 2016			31 December 2017
Accounts receivables	5,932,536,523			8,256,708,592

		Accrual in the current year	Write-off in the current year
Less: Provision for bad debts	(80,730,455)	(3,789,237)	631,977	(83,887,715)

	5,851,806,068			8,172,820,877

	31 December 2015			31 December 2016
Accounts receivables	5,713,997,765			5,932,536,523

		Accrual in the current year	Write-off in the current year
Less: Provision for bad debts	(16,968,425)	(63,787,666)	25,636	(80,730,455)

	5,697,029,340			5,851,806,068

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(2)	Notes and accounts receivables (Cont’d)

(b)	Accounts receivables (Cont’d)

The aging of accounts receivables and related provisions for bad debts are analysed below:

	31 December 2018			31 December 2017			31 December 2016
	Amount	% of total balance	Provision for bad debts	Amount	% of total balance	Provision for bad debts	Amount	% of total balance	Provision for bad debts
Within 1 year	4,508,867,365	97.80%	(20,886,218)	8,179,122,053	99.06%	(36,085,610)	5,817,926,740	98.06%	(19,287,472)
1 to 2 years	48,804,894	1.06%	(8,604,789)	27,233,389	0.33%	(3,128,392)	28,484,340	0.48%	(8,404,214)
2 to 3 years	7,647,338	0.17%	(3,823,669)	11,603,363	0.14%	(5,923,926)	66,184,420	1.12%	(33,097,746)
Over 3 years	44,497,225	0.97%	(44,497,225)	38,749,787	0.47%	(38,749,787)	19,941,023	0.34%	(19,941,023)

	4,609,816,822	100.00%	(77,811,901)	8,256,708,592	100.00%	(83,887,715)	5,932,536,523	100.00%	(80,730,455)

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(3)	Other receivables

	31 December 2017			31 December 2018
Related party cash pool lending	694,358,284			473,712,938
Receivables for modules paid-on-behalf of others	103,917,630			170,686,050
Material price difference	594,627			48,187,104
Interest receivables	7,509,235			28,479,926
Dividends	12,872,698			18,935,255
Deposits	21,922,930			15,490,870
Others	5,315,901			5,958,337

	846,491,305			761,450,480

		Reversal in the current year	Write-off in the current year
Less: Provision for bad debts	(12,138)	12,138	—	—

	846,479,167			761,450,480

	31 December 2016			31 December 2017
Related party cash pool lending	150,982,542			694,358,284
Receivables for modules paid-on-behalf of others	102,700,877			103,917,630
Deposits	53,632,667			21,922,930
Dividends	12,071,405			12,872,698
Interest receivables	5,550,044			7,509,235
Material price difference				594,627
Others	11,597,692			5,315,901

	336,535,227			846,491,305

		Reversal in the current year	Write-off in the current year
Less: Provision for bad debts	(3,128,470)	2,182,720	933,612	(12,138)

	333,406,757			846,479,167

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(3)	Other receivables (Cont’d)

	31 December 2015			31 December 2016
Related party cash pool lending	—			150,982,542
Receivables for modules paid-on-behalf of others	147,645,565			102,700,877
Deposits	50,064,467			53,632,667
Dividends	16,336,555			12,071,405
Interest receivables	1,678,489			5,550,044
Receivables from equity transfer	21,500,000			—
Others	10,309,644			11,597,692

	247,534,720			336,535,227

		Accrual in the current year	Write-off in the current year
Less: Provision for bad debts	(945,749)	(2,182,721)	—	(3,128,470)

	246,588,971			333,406,757

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(3)	Other receivables (Cont’d)

Other receivables and related provisions for bad debts are analysed below:

	31 December 2018			31 December 2017			31 December 2016
	Amount	% of total balance	Provision for bad debts	Amount	% of total balance	Provision for bad debts	Amount	% of total balance	Provision for bad debts
Within 1 year	728,976,869	95.73%	—	823,906,224	97.33%	—	271,975,664	80.82%	(2,194,859)
1 to 2 years	13,523,741	1.78%	—	8,434,324	1.00%	—	42,589,819	12.66%	—
2 to 3 years	7,618,296	1.00%	—	3,658,154	0.43%	—	15,068,384	4.48%	—
Over 3 years	11,331,574	1.49%	—	10,492,603	1.24%	(12,138)	6,901,360	2.04%	(933,611)

	761,450,480	100.00%	—	846,491,305	100.00%	(12,138)	336,535,227	100.00%	(3,128,470)

(4)	Advances to suppliers

The ageing of advances to suppliers is analysed as follows:

	31 December 2018		31 December 2017		31 December 2016
	Amount	% of total balance	Amount	% of total balance	Amount	% of total balance
Within 1 year	158,247,276	96.47%	199,510,957	98.25%	115,464,553	95.98%
1 to 2 years	5,341,881	3.26%	2,313,617	1.14%	1,769,829	1.47%
2 to 3 years	450,159	0.27%	360,539	0.18%	1,516,302	1.26%
Over 3 years	—	—	875,000	0.43%	1,555,765	1.29%

	164,039,316	100.00%	203,060,113	100.00%	120,306,449	100.00%

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(5)	Inventories

	31 December 2017			31 December 2018
Cost -
Raw materials	602,556,481			523,152,832
Work in progress	17,096,427			20,328,713
Finished goods	299,240,009			188,737,324

	918,892,917			732,218,869

Less: Provision for declines in the value of inventories		Accrual in the current year	Write-off in the current year

Raw materials	(20,509,594)	(9,603,523)	2,844,815	(27,268,302)
Work in progress	(68,147)	(126,953)	—	(195,100)
Finished goods	(3,339,601)	(3,540,553)	1,372,192	(5,507,962)

	(23,917,342)	(13,271,029)	4,217,007	(32,971,364)

	894,975,575			699,247,505

	31 December 2016			31 December 2017
Cost -
Raw materials	552,763,560			602,556,481
Work in progress	36,748,461			17,096,427
Finished goods	234,736,592			299,240,009

	824,248,613			918,892,917

Less: Provision for declines in the value of inventories		(Accrual Reversal in the current year )/	Write-off in the current year

Raw materials	(23,817,530)	433,754	2,874,182	(20,509,594)
Work in progress	(31,664)	(36,483)	—	(68,147)
Finished goods	(2,720,754)	(1,536,611)	917,764	(3,339,601)

	(26,569,948)	(1,139,340)	3,791,946	(23,917,342)

	797,678,665			894,975,575

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(5)	Inventories (Cont’d)

	31 December 2015			31 December 2016
Cost -
Raw materials	422,758,307			552,763,560
Work in progress	21,343,381			36,748,461
Finished goods	290,728,598			234,736,592

	734,830,286			824,248,613

Less: Provision for declines in the value of inventories		Reversal in the current year	Write-off in the current year

Raw materials	(28,454,633)	1,030,809	3,606,294	(23,817,530)
Work in progress	(873,759)	839,603	2,492	(31,664)
Finished goods	(4,299,218)	365,260	1,213,204	(2,720,754)

	(33,627,610)	2,235,672	4,821,990	(26,569,948)

	701,202,676			797,678,665

(6)	Other current assets

	31 December 2018	31 December 2017	31 December 2016
Input VAT to be deducted	253,201,082	123,276,797	151,229,616
Prepaid income tax	7,817,048	9,121,155	9,441,318
Related party entrusted loans (Note 8(4)(d))	—	15,000,000	—
Others	1,304,864	90,570	41,426

	262,322,994	147,488,522	160,712,360

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(7)	Long-term equity investments

	31 December 2018	31 December 2017	31 December 2016
Associates (a)	149,489,926	163,821,432	140,094,694
Joint venture (b)	38,094,059	46,437,689	50,160,580

	187,583,985	210,259,121	190,255,274
Less: Provision for impairment of long-term equity investments	—	—	—

	187,583,985	210,259,121	190,255,274

(a)	Associates

Investments in associates are set out below:

31 December 2017	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2018
163,821,432	—	55,608,494	(69,940,000)	149,489,926

31 December 2016	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2017
140,094,694	—	69,726,738	(46,000,000)	163,821,432

31 December 2015	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2016
108,432,277	—	54,179,667	(22,517,250)	140,094,694

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(7)	Long-term equity investments (Cont’d)

(a)	Associates (Cont’d)

General information of significant associates:

	Major business location	Place of registration	Nature of business	Interest held	Whether strategic to the Group’s activities
Wuhan Taiji Adient Seating Co., Ltd. (“Wuhan Taiji” formerly known as “Wuhan Taiji Johnson Controls Seating Co., Ltd.”) (i)	Wuhan	Wuhan	Design, develop, produce and process auto key parts; sell the produced parts and provide after-sale service	20.00%	Yes
Dongfeng Adient Automotive Seating Co., Ltd. (“Dongfeng Adient Seating”)	Wuhan	Wuhan	Design, develop, produce and process auto key parts; sell the produced parts and provide after-sale service	50.00%	Yes

(i) The Company holds 20% of the ownership interesting of, and the decisions on Wuhan Taiji’s relevant activities are made by the Board of Directors. As the Company has the right to designate 1 out of total 7 board members in Wuhan Taiji, the Company has the voting rights of 14.29% in Wuhan Taiji.

Summarised financial information for significant associates

	31 December 2018	31 December 2017	31 December 2016
Current assets	1,200,716,516	1,586,899,084	1,311,922,920
Non-current assets	295,963,873	277,068,182	224,340,564

Total assets	1,496,680,389	1,863,967,266	1,536,263,484

Current liabilities	1,109,472,246	1,446,257,505	1,167,924,878
Non-current liabilities	—	—	—

Total liabilities	1,109,472,246	1,446,257,505	1,167,924,878

Net assets	387,208,143	417,709,761	368,338,606
Shares of net assets based on share holding (i)	144,796,073	159,127,579	135,400,841
Adjustments (ii)	4,693,853	4,693,853	4,693,853

Carrying amount of investment in joint ventures	149,489,926	163,821,432	140,094,694

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(7)	Long-term equity investments (Cont’d)

(a)	Associates (Cont’d)

Summarised financial information for significant associates (Cont’d)

	31 December 2018	31 December 2017	31 December 2016
Revenue	3,510,917,720	3,805,236,233	2,757,494,140
Net profit	169,198,382	192,371,153	166,712,188
Other comprehensive income	—	—	—

Total comprehensive income	169,198,382	192,371,153	166,712,188

Dividends received from associates by the Group for the current year	69,940,000	46,000,000	26,782,400

(i) The Group calculates the shares of net assets in proportion of the shareholdings and based on the amount attributable to the parent company of the associates in their consolidated financial statements, which has taken into account the impact of both the fair value of the identifiable assets and liabilities of the associates upon acquisition of investment in associates and the unification of accounting policies adopted by the associates to those adopted by the Company.

(ii) The adjustments include the goodwill arising from the acquisition of the investment in the associates by the Group, the elimination of unrealised profits or losses resulting from transactions between the Group and the associates, impairment loss and unrecognised excess loss.

(b)	Joint venture

Investments in joint ventures are set out below:

31 December 2017	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2018
46,437,689	—	10,591,625	(18,935,255)	38,094,059

31 December 2016	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2017
50,160,580	—	9,149,807	(12,872,698)	46,437,689

31 December 2015	Increase in investment	Share of net profit under equity method	Profit/Cash dividends declared by associates	31 December 2016
50,320,716	—	(160,136)	—	50,160,580

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(7)	Long-term equity investments (Cont’d)

(b)	Joint venture (Cont’d)

General information of joint venture:

	Major business location	Place of registration	Nature of business	Interest held	Whether strategic to the Group’s activities
CRH Automotive Shenyang Co., Ltd. (“CRH Shenyang”)	Shenyang	Shenyang	Design, develop, manufacture, sell auto seats frame and relevant parts; provide after-sale service; import and export goods (exclude those forbidden by the State or restricted by imports and exports).	50.00%	Yes

(8)	Investment properties

Buildings and relevant land use rights

Cost 31
December 2017	42,529,486
Transfer from construction in progress	765,308

31 December 2018	43,294,794

Accumulated depreciation and amortisation
31 December 2017	—
Increase in the current year	(1,948,266)

31 December 2018	(1,948,266)

Carrying amount
31 December 2018	41,346,528

Cost
31 December 2016	—
Transfer from construction in progress	42,529,486

31 December 2017	42,529,486

Accumulated depreciation and amortisation
31 December 2016	—
Increase in the current year	—

31 December 2017	—

Carrying amount
31 December 2017	42,529,486

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(9)	Fixed assets

	Buildings	Machinery and equipment	Motor vehicles	Computers and electronic equipment and office equipment	Tooling	Total
Cost
31 December 2017	817,951,252	2,050,132,338	12,541,334	259,320,267	214,060,211	3,354,005,402
Transfer from construction in progress	4,273,903	327,567,319	5,016,988	53,124,161	81,320,875	471,303,246
Other increases in the current year	1,116,638	11,251,865	142,883	1,846,637	2,820,252	17,178,275
Decrease in the current year	(45,000)	(28,406,444)	(1,605,841)	(8,514,733)	(4,356,031)	(42,928,049)

31 December 2018	823,296,793	2,360,545,078	16,095,364	305,776,332	293,845,307	3,799,558,874

Accumulated depreciation
31 December 2017	(225,845,875)	(971,947,841)	(8,112,450)	(166,590,517)	(150,405,142)	(1,522,901,825)
Increase in the current year	(50,239,578)	(264,341,867)	(2,744,395)	(44,742,896)	(55,011,796)	(417,080,532)
Decrease in the current year	45,000	20,265,780	1,341,973	7,362,310	3,686,787	32,701,850

31 December 2018	(276,040,453)	(1,216,023,928)	(9,514,872)	(203,971,103)	(201,730,151)	(1,907,280,507)

Provision for impairment loss
31 December 2017	—	(2,259,813)	—	—	(229,664)	(2,489,477)
Increase in the current year	—	(633,167)	—	—	—	(633,167)
Decrease in the current year	—	510	—	—	—	510

31 December 2018	—	(2,892,470)	—	—	(229,664)	(3,122,134)

Carrying amount
31 December 2018	547,256,340	1,141,628,680	6,580,492	101,805,229	91,885,492	1,889,156,233

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(9)	Fixed assets (Cont’d)

	Buildings	Machinery and equipment	Motor vehicles	Computers and electronic equipment and office equipment	Tooling	Total
Cost
31 December 2016	765,812,975	1,749,296,461	6,838,925	257,756,641	172,609,872	2,952,314,874
Transfer from construction in progress	58,878,093	355,802,525	5,887,788	32,222,418	69,308,003	522,098,827
Other increases in the current year	93,202	88,572	—	9,286	5,828	196,888
Decrease in the current year	(6,833,018)	(55,055,220)	(185,379)	(30,637,992)	(27,736,142)	(120,447,751)
Transfer to long-term prepaid expenses	—	—	—	(30,086)	(127,350)	(157,436)

31 December 2017	817,951,252	2,050,132,338	12,541,334	259,320,267	214,060,211	3,354,005,402

Accumulated depreciation
31 December 2016	(182,533,783)	(764,667,167)	(6,400,178)	(154,423,773)	(121,076,895)	(1,229,101,796)
Increase in the current year	(46,101,317)	(246,635,251)	(1,850,999)	(42,533,912)	(49,280,656)	(386,402,135)
Decrease in the current year	2,789,225	39,354,577	138,727	30,357,139	19,869,631	92,509,299
Transfer to long-term prepaid expenses	—	—	—	10,029	82,778	92,807

31 December 2017	(225,845,875)	(971,947,841)	(8,112,450)	(166,590,517)	(150,405,142)	(1,522,901,825)

Provision for impairment loss
31 December 2016	—	(3,116,116)	—	—	(283,584)	(3,399,700)
Decrease in the current year	—	856,303	—	—	53,920	910,223

31 December 2017	—	(2,259,813)	—	—	(229,664)	(2,489,477)

Carrying amount
31 December 2017	592,105,377	1,075,924,684	4,428,884	92,729,750	63,425,405	1,828,614,100

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(9)	Fixed assets (Cont’d)

	Buildings	Machinery and equipment	Motor vehicles	Computers and electronic equipment and office equipment	Tooling	Total
Cost
31 December 2015	806,451,196	1,578,270,298	11,203,963	257,206,427	163,297,902	2,816,429,786
Transfer from construction in progress	34,002,825	223,872,862	1,093,938	—	46,014,855	304,984,480
Other increases in the current year	—	—	—	38,872,721	—	38,872,721
Decrease in the current year	(9,484,015)	(80,492,536)	(1,568,282)	(24,154,674)	(30,838,177)	(146,537,684)
Transfer to long-term prepaid expenses	(20,102,952)	(1,221,416)	—	(5,128)	—	(21,329,496)
Cost adjustment	(33,346,512)	(5,408,656)	—	(1,349,765)	—	(40,104,933)
Reclassification	(11,707,567)	34,275,909	(3,890,694)	(12,812,940)	(5,864,708)	—

31 December 2016	765,812,975	1,749,296,461	6,838,925	257,756,641	172,609,872	2,952,314,874

Accumulated depreciation
31 December 2015	(143,920,692)	(625,119,801)	(7,718,351)	(144,230,691)	(113,372,889)	(1,034,362,424)
Increase in the current year	(49,375,221)	(183,487,123)	(1,512,307)	(40,831,996)	(35,416,622)	(310,623,269)
Decrease in the current year	2,039,813	62,145,418	1,371,317	22,879,917	24,134,045	112,570,510
Transfer to long-term prepaid expenses	3,121,358	190,889	—	1,140	—	3,313,387
Reclassification	5,600,959	(18,396,550)	1,459,163	7,757,857	3,578,571	—

31 December 2016	(182,533,783)	(764,667,167)	(6,400,178)	(154,423,773)	(121,076,895)	(1,229,101,796)

Provision for impairment loss
31 December 2015	—	(3,168,540)	—	—	(753,177)	(3,921,717)
Decrease in the current year	—	52,424	—	—	469,593	522,017

31 December 2016	—	(3,116,116)	—	—	(283,584)	(3,399,700)

Carrying amount
31 December 2016	583,279,192	981,513,178	438,747	103,332,868	51,249,393	1,719,813,378

In 2018, 2017 and 2016, the amount of depreciation expense charged to cost of sales were RMB 328,563,804, RMB 313,444,037 and RMB 246,862,381, respectively.

In 2018, 2017 and 2016, the amount of depreciation expense charged to research and development expenses were RMB 39,028,327, RMB 25,644,243 and RMB 28,918,334, respectively.

In 2018, 2017 and 2016, the amount of depreciation expense charged to selling expenses were RMB 25,649, RMB 25,648 and RMB 24,687, respectively.

In 2018, 2017 and 2016, the amount of depreciation expense charged to general and administrative expenses were RMB 49,462,752, RMB 47,288,207 and RMB 34,817,867, respectively.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(10)	Construction in progress

Project name	31 December 2017	Increase in the current year	Transfer to fixed assets	Transfer to long-term prepaid expenses	Transfer to intangible assets	Transfer to investment properties	Decrease in the current year	31 December 2018
Building and improvements	69,232,968	51,504,218	(4,273,903)	(10,113,248)	—	(765,308)	(980,599)	104,604,128
Machinery and equipment	129,894,139	410,311,345	(327,567,319)	(6,985,673)	—	—	(270,829)	205,381,663
Other projects	79,634,820	175,688,466	(139,462,024)	—	(61,360,645)	—	(44,945)	54,455,672

	278,761,927	637,504,029	(471,303,246)	(17,098,921)	(61,360,645)	(765,308)	(1,296,373)	364,441,463
Including: Capitalised borrowing cost	—	—	—	—	—	—	—	—
Less: Provision for impairment of construction in progress	—	—	—	—	—	—	—	—

	278,761,927	637,504,029	(471,303,246)	(17,098,921)	(61,360,645)	(765,308)	(1,296,373)	364,441,463

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(10)	Construction in progress (Cont’d)

Project name	31 December 2016	Increase in the current year	Transfer to fixed assets	Transfer to long-term prepaid expenses	Transfer to intangible assets	Transfer to investment properties	Decrease in the current year	31 December 2017
Building and improvements	153,518,569	28,398,407	(58,878,093)	(11,276,429)	—	(42,529,486)	—	69,232,968
Machinery and equipment	216,942,984	283,936,643	(355,802,525)	(14,982,963)	—	—	(200,000)	129,894,139
Other projects	71,761,570	130,949,613	(107,418,209)	(3,537,361)	(12,120,793)	—	—	79,634,820

	442,223,123	443,284,663	(522,098,827)	(29,796,753)	(12,120,793)	(42,529,486)	(200,000)	278,761,927
Including: Capitalised borrowing cost	—	—	—	—	—	—	—	—
Less: Provision for impairment of construction in progress	—	(200,000)	—	—	—	—	200,000	—

	442,223,123	443,084,663	(522,098,827)	(29,796,753)	(12,120,793)	(42,529,486)	—	278,761,927

Project name	31 December 2015	Increase in the current year	Transfer to fixed assets	Transfer to long-term prepaid expenses	31 December 2016
Building and improvements	118,710,057	90,173,145	(34,002,825)	(21,361,808)	153,518,569
Machinery and equipment	167,382,588	278,237,083	(223,872,862)	(4,803,825)	216,942,984
Other projects	48,313,183	70,846,066	(47,108,793)	(288,886)	71,761,570

	334,405,828	439,256,294	(304,984,480)	(26,454,519)	442,223,123
Including: Capitalised borrowing cost	—	—	—	—	—
Less: Provision for impairment of construction in progress	—	—	—	—	—

	334,405,828	439,256,294	(304,984,480)	(26,454,519)	442,223,123

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(11)	Intangible assets

	Cost	31 December 2017	Increase in the current year	Amortisation charged in the current year	Decrease in the current year	31 December 2018	Accumulated amortisation
Land use rights	399,694,892	333,665,992	—	(22,639,676)	—	311,026,316	(88,668,576)
Patents	495,000	262,722	—	(127,762)	—	134,960	(360,040)
Software	196,295,597	26,463,310	36,369,059	(22,003,716)	(74,933)	40,753,720	(155,541,877)
Non-patent technology	30,837,586	—	30,837,586	—	—	30,837,586	—
Customer relationship	533,881,400	—	—	—	—	—	(533,881,400)

	1,161,204,475	360,392,024	67,206,645	(44,771,154)	(74,933)	382,752,582	(778,451,893)

Less: Provision for impairment of intangible assets		—	—			—

		360,392,024	67,206,645			382,752,582

	Cost	31 December 2016	Increase in the current year	Amortisation charged in the current year	31 December 2017	Accumulated amortisation
Land use rights	399,694,892	263,218,172	93,105,000	(22,657,180)	333,665,992	(66,028,900)
Patents	495,000	298,889	—	(36,167)	262,722	(232,278)
Software	160,476,467	31,061,697	17,673,825	(22,272,212)	26,463,310	(134,013,157)
Customer relationship	825,411,900	—	—	—	—	(825,411,900)

	1,386,078,259	294,578,758	110,778,825	(44,965,559)	360,392,024	(1,025,686,235)
Less: Provision for impairment of intangible assets		—	—		—

		294,578,758	110,778,825		360,392,024

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(11)	Intangible assets (Cont’d)

	Cost	31 December 2015	Increase in the current year	Decrease in the current year	Amortisation charged in the current year	31 December 2016	Accumulated amortisation
Land use rights	306,589,892	252,203,150	30,335,209	(11,960,599)	(7,359,588)	263,218,172	(43,371,720)
Patents	495,000	335,055	—	—	(36,166)	298,889	(196,111)
Software	142,802,642	37,601,027	16,866,097	—	(23,405,427)	31,061,697	(111,740,945)
Customer relationship	825,411,900	—	—	—	—	—	(825,411,900)

	1,275,299,434	290,139,232	47,201,306	(11,960,599)	(30,801,181)	294,578,758	(980,720,676)
Less: Provision for impairment of intangible assets		—	—	—		—

		290,139,232	47,201,306	(11,960,599)		294,578,758

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(12)	Goodwill

	31 December 2017	Increase in the current year	Decrease in the current year	31 December 2018
Goodwill	71,566,642	—	—	71,566,642
Less: Provision for impairment	—	—	—	—

	71,566,642	—	—	71,566,642

	31 December 2016	Increase in the current year	Decrease in the current year	31 December 2017
Goodwill	71,566,642	—	—	71,566,642
Less: Provision for impairment	—	—	—	—

	71,566,642	—	—	71,566,642

	31 December 2015	Increase in the current year	Decrease in the current year	31 December 2016
Goodwill	71,566,642	—	—	71,566,642
Less: Provision for impairment	—	—	—	—

	71,566,642	—	—	71,566,642

The recoverable amount of asset groups and groups of asset groups is calculated using the estimated cash flows determined according to the three-year budget approved by management, together with the constant growth rates thereafter. The latter are set out in the following table.

The main assumptions applied in calculating discounted future cash flows are as follows:

Growth rate	4%
Gross margin	16%
Discount rate	17%

The growth rates mentioned above are the weighted average growth rates applied by management to extrapolate cash flows beyond the three-year period, and the growth rates are consistent with those estimated in the industry reports, and do not exceed the long-term average growth rates of each product. Management determines budgeted gross margin based on past experience and forecast on future market development. The discount rates used by management are the pre-tax interest rates that are able to reflect the risks specific to the related asset groups and groups of asset groups. The above assumptions are used to assess the recoverable amount of each asset group and group of asset groups within the corresponding operating segment.

(13)	Long-term prepaid expenses

	31 December 2018	31 December 2017	31 December 2016
Improvements to fixed assets held under operating leases	124,120,670	156,879,052	182,621,388
Software	—	—	147,650
Others	7,647,620	7,535,603	13,259,203

	131,768,290	164,414,655	196,028,241

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(14)	Deferred tax assets and deferred tax liabilities

(a)	Deferred tax assets

	31 December 2018		31 December 2017		31 December 2016
	Deferred tax assets	Deductible temporary difference	Deferred tax assets	Deductible temporary difference	Deferred tax assets	Deductible temporary difference
Provisions for asset impairment	21,356,591	116,200,729	20,633,379	111,836,540	19,481,023	113,203,687
Depreciation of fixed assets	9,966,815	62,355,547	1,295,205	9,981,627	3,190,153	17,038,480
Amortisation of long-term prepaid expenses	—	—	2,254,799	15,031,991	—	—
Accrued expenses and accounts payable	1,430,062,002	7,141,338,768	1,053,271,240	5,348,617,949	778,137,801	3,919,738,157
Accrued payroll	8,141,074	47,454,161	5,690,242	34,712,085	27,160,131	168,946,288
Deferred income	2,892,300	12,568,240	1,962,772	7,851,089	1,770,896	7,083,583
Deductible losses	63,988,585	255,954,341	5,296,194	21,184,773	1,639,537	6,558,148
Provision	485,776	2,629,978	—	—	—	—

	1,536,893,143	7,638,501,764	1,090,403,831	5,549,216,054	831,379,541	4,232,568,343

Including:
Expected to be recovered within one year (inclusive)	1,449,978,909		1,085,568,850		827,442,771
Expected to be recovered after one year	86,914,234		4,834,981		3,936,770

	1,536,893,143		1,090,403,831		831,379,541

(b)	Deductible temporary differences and deductible losses that are not recognised as deferred tax assets are analysed as follows:

	31 December 2018	31 December 2017	31 December 2016
Deductible temporary differences	—	—	28,817,623
Deductible losses	—	46,742,064	16,702,985

	—	46,742,064	45,520,608

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(14)	Deferred tax assets and deferred tax liabilities (Cont’d)

(c)	Deductible losses that are not recognised as deferred tax assets will be expired as follows:

	31 December 2018	31 December 2017	31 December 2016
Within 1 year	—	—	—
Between 1 to 2 years	—	—	—
Between 2 to 3 years	—	—	—
Between 3 to 4 years	—	5,240,533	—
Over 4 years	—	41,501,531	16,702,985

	—	46,742,064	16,702,985

(d)	Deferred tax liabilities

	31 December 2018		31 December 2017		31 December 2016
	Deferred tax liabilities	Taxable temporary difference	Deferred tax liabilities	Taxable temporary difference	Deferred tax liabilities	Taxable temporary difference
Depreciation of fixed assets	26,608,456	117,098,760	—	—	—	—

Including:
Expected to be recovered within one year (inclusive)	5,214,740		—		—
Expected to be recovered after one year	21,393,716		—		—

	26,608,456		—		—

(e)	The net balances of deferred tax assets and liabilities after offsetting are as follows:

	31 December 2018	31 December 2017	31 December 2016
Deferred tax assets, net	1,510,284,687	1,090,403,831	831,379,541

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(15)	Other non-current assets

	31 December 2018	31 December 2017	31 December 2016
Prepayment for equipment	40,666,389	64,819,673	39,899,868
Rental deposits	13,300,379	15,786,279	17,561,824

	53,966,768	80,605,952	57,461,692

(16)	Short-term borrowings

	Currency	31 December 2018	31 December 2017	31 December 2016
Unsecured	RMB	578,660,000	551,280,196	408,884,232

As at 31 December 2018, 2017 and 2016, the weighted average interest rate of short-term borrowings is 4.57%, 4.40% and 4.38% per annum, respectively.

(17)	Notes and accounts payable

	31 December 2018	31 December 2017	31 December 2016
Notes payable (a)	665,390,579	653,798,483	666,979,006
Accounts payable (b)	10,447,210,448	12,797,027,105	9,860,133,825

	11,112,601,027	13,450,825,588	10,527,112,831

(a)	Notes payable

	31 December 2018	31 December 2017	31 December 2016
Bank acceptance notes	665,390,579	653,798,483	666,979,006

As at 31 December 2018, 2017 and 2016, bank acceptance notes of RMB 258,170,177, RMB 237,154,087 and RMB 325,076,774 were secured with bank deposits of RMB 284,757,255, RMB 195,158,898 and RMB 289,907,686 (Note 7(1)).

As at 31 December 2018, 2017 and 2016, bank acceptance notes of RMB 257,245,279, RMB 230,171,732 and RMB 152,544,483 were secured with notes receivable of RMB 242,674,481, RMB 236,414,979 and RMB 152,544,483 (Note 7(2)(a)).

(b)	Accounts payable

	31 December 2018	31 December 2017	31 December 2016
Payment for goods	10,443,534,582	12,793,184,831	9,860,133,825
Others	3,675,866	3,842,274	—

	10,447,210,448	12,797,027,105	9,860,133,825

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(18)	Employee benefits payable

	31 December 2018	31 December 2017	31 December 2016
Short-term employee benefits payable (a)	816,643,016	831,474,529	771,593,541
Defined contribution plans payable (b)	18,502,669	15,622,695	21,367,180

	835,145,685	847,097,224	792,960,721

(a)	Short-term employee benefits payable

	31 December 2017	Increase in the current year	Decrease in the current year	31 December 2018
Wages and salaries, bonus, allowances and subsidies	415,273,617	1,646,027,829	(1,605,593,750)	455,707,696
Staff welfare	294,436	108,856,363	(105,743,754)	3,407,045
Social security contributions	12,176,698	100,345,310	(101,541,719)	10,980,289
Including: Medical insurance	8,009,193	83,187,795	(85,424,412)	5,772,576
Work injury insurance	1,108,309	6,829,819	(7,250,968)	687,160
Maternity insurance	3,059,196	10,327,696	(8,866,339)	4,520,553
Housing funds	13,267,157	128,950,351	(131,180,954)	11,036,554
Labour union funds and employee education funds	19,722,413	32,894,214	(27,392,822)	25,223,805
Other short-term employee benefits	830,618	1,043,665	(1,535,604)	338,679
Staff welfare and incentive funds	369,909,590	66,568,986	(126,529,628)	309,948,948

	831,474,529	2,084,686,718	(2,099,518,231)	816,643,016

	31 December 2016	Increase in the current year	Decrease in the current year	31 December 2017
Wages and salaries, bonus, allowances and subsidies	411,675,946	1,489,660,689	(1,486,063,018)	415,273,617
Staff welfare	—	141,248,778	(140,954,342)	294,436
Social security contributions	9,463,619	84,333,102	(81,620,023)	12,176,698
Including: Medical insurance	7,296,574	69,361,143	(68,648,524)	8,009,193
Work injury insurance	759,177	6,369,010	(6,019,878)	1,108,309
Maternity insurance	1,407,868	8,602,949	(6,951,621)	3,059,196
Housing funds	11,402,998	83,767,222	(81,903,063)	13,267,157
Labour union funds and employee education funds	22,226,096	23,487,067	(25,990,750)	19,722,413
Other short-term employee benefits	709,841	1,202,100	(1,081,323)	830,618
Staff welfare and incentive funds	316,115,041	65,871,456	(12,076,907)	369,909,590

	771,593,541	1,889,570,414	(1,829,689,426)	831,474,529

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(18)	Employee benefits payable (Cont’d)

(a)	Short-term employee benefits payable (Cont’d)

	31 December 2015	Increase in the current year	Decrease in the current year	31 December 2016
Wages and salaries, bonus, allowances and subsidies	295,220,972	1,431,467,945	(1,315,012,971)	411,675,946
Staff welfare	—	114,470,992	(114,470,992)	—
Social security contributions	9,116,375	66,392,937	(66,045,693)	9,463,619
Including: Medical insurance	4,891,372	58,270,190	(55,864,988)	7,296,574
Work injury insurance	665,975	5,273,526	(5,180,324)	759,177
Maternity insurance	3,559,028	2,849,221	(5,000,381)	1,407,868
Housing funds	7,865,810	80,420,576	(76,883,388)	11,402,998
Labour union funds and employee education funds	17,081,193	29,525,357	(24,380,454)	22,226,096
Other short-term employee benefits	318,558	1,037,775	(646,492)	709,841
Staff welfare and incentive funds	277,256,403	48,743,593	(9,884,955)	316,115,041

	606,859,311	1,772,059,175	(1,607,324,945)	771,593,541

(b)	Defined contribution plans payable

	2018
	Amount payable	Ending balance
Basic pensions	224,024,929	17,521,898
Unemployment insurance	6,774,048	980,771

	230,798,977	18,502,669

	2017
	Amount payable	Ending balance
Basic pensions	169,528,098	14,558,763
Unemployment insurance	5,459,505	1,063,932

	174,987,603	15,622,695

	2016
	Amount payable	Ending balance
Basic pensions	147,378,646	19,608,691
Unemployment insurance	7,715,280	1,758,489

	155,093,926	21,367,180

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(19)	Taxes payable

	31 December 2018	31 December 2017	31 December 2016
Enterprise income tax payable	481,588,064	416,057,834	439,098,114
Unpaid VAT	44,727,170	200,453,088	237,394,873
Withholding individual income tax payable	6,251,468	15,867,945	8,695,828
Others	13,388,116	24,243,999	24,057,989

	545,954,818	656,622,866	709,246,804

(20)	Other payables

	31 December 2018	31 December 2017	31 December 2016
Accrued expenses	2,906,378,476	2,897,471,960	1,945,410,740
Modules fee payables	626,924,525	314,966,958	202,794,863
Payables for purchase of long-term assets	135,718,398	133,318,793	84,347,957
Dividend payables	113,536,580	—	—
Service fee payables	71,544,812	63,833,732	50,534,097
Expenses paid by others on behalf of the Group	66,157,854	18,811,831	18,096,164
Transportation fee payables	16,427,855	30,867,845	10,582,666
Others	38,622,758	67,741,260	42,590,973

	3,975,311,258	3,527,012,379	2,354,357,460

(21)	Long-term borrowings

	31 December 2018	31 December 2017	31 December 2016
Unsecured	1,500,000	4,500,000	13,505,000
Less: Current portion of long-term borrowings	(1,500,000)	(3,000,000)	(5,398,000)

	—	1,500,000	8,107,000

As at 31 December 2018, 2017 and 2016, the weighted average interest rate of long-term borrowings is 5.06%, 4.55% and 5.15% per annum, respectively.

(22)	Deferred income

	31 December 2018	31 December 2017	31 December 2016
Government grants (a)	14,135,470	9,117,415	9,995,949

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(22)	Deferred income (Cont’d)

(a)	Government grants

	31 December 2017	Increase in the current year	Charged to other income	31 December 2018	Asset related/ Income related
Enterprise Development Special Fund	6,089,000	—	—	6,089,000	Asset related
Other asset-related subsidies	2,918,415	7,675,000	(2,656,945)	7,936,470	Asset related
Other income-related subsidies	110,000	—	—	110,000	Income related

	9,117,415	7,675,000	(2,656,945)	14,135,470

The government grants recognised in profit or loss or deducted against related expenses in the year 2018 are set out as follows:

Government grants	Nature	Amount	Presentation items
Information intelligence subsidies	Fiscal subsidies (hi-technology subsidies)	172,270	Other income
Other fiscal subsidies	Fiscal subsidies	2,484,675	Other income

		2,656,945

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(22)	Deferred income (Cont’d)

(a)	Government grants (Cont’d)

	31 December 2016	Increase in the current year	Charged to other income	31 December 2017	Asset related/ Income related
Enterprise Development Special Fund	6,089,000	—	—	6,089,000	Asset related
Other asset-related subsidies	3,906,949	1,164,730	(2,153,264)	2,918,415	Asset related
Other income-related subsidies	—	110,000	—	110,000	Income related

	9,995,949	1,274,730	(2,153,264)	9,117,415

The government grants recognised in profit or loss or deducted against related expenses in the year 2017 are set out as follows:

Government grants	Nature	Amount	Presentation items
Information intelligence subsidies	Fiscal subsidies (hi-technology subsidies)	1,733,270	Other income
Other fiscal subsidies	Fiscal subsidies	419,994	Other income

		2,153,264

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(22)	Deferred income (Cont’d)

(a)	Government grants (Cont’d)

	31 December 2015	Increase in the current year	Charged to non-operating income	31 December 2016	Asset related/ Income related
Enterprise Development Special Fund	6,089,000	—	—	6,089,000	Asset related
Other asset-related subsidies	1,313,636	2,765,583	(172,270)	3,906,949	Asset related

	7,402,636	2,765,583	(172,270)	9,995,949

The government grants recognised in profit or loss or deducted against related expenses in the year 2016 are set out as follows:

Government grants	Nature	Amount	Presentation items
Information intelligence subsidies	Fiscal subsidies (hi-technology subsidies)	172,270	Non-operating income

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(23)	Surplus reserve

	31 December 2017	Increase in the current year	Decrease in the current year	31 December 2018
Reserve Fund	168,511,991	22,088,080	—	190,600,071
Enterprise Expansion Fund	273,298,786	44,176,160	—	317,474,946

	441,810,777	66,264,240	—	508,075,017

	31 December 2016	Increase in the current year	Decrease in the current year	31 December 2017
Reserve Fund	146,820,596	21,691,395	—	168,511,991
Enterprise Expansion Fund	229,915,996	43,382,790	—	273,298,786

	376,736,592	65,074,185	—	441,810,777

	31 December 2015	Increase in the current year	Decrease in the current year	31 December 2016
Reserve Fund	130,929,416	15,891,180	—	146,820,596
Enterprise Expansion Fund	198,133,636	31,782,360	—	229,915,996

	329,063,052	47,673,540	—	376,736,592

In accordance with the Law of the PRC on Chinese Foreign Equity Joint Ventures and the Company’s Articles of Association, the Company appropriated RMB 22,088,080, RMB 21,691,395 and RMB 15,891,180 to Reserve Fund for the years of 2018, 2017 and 2016, respectively, and RMB 44,176,160, RMB 43,382,790 and RMB 31,782,360 to the Enterprise Expansion Fund for the years of 2018, 2017 and 2016, respectively.

(24)	Undistributed profits

In accordance with the resolution at the Board of Directors’ meeting dated on 23 May 2018, 8 May 2017, and 5 May 2016, the Company proposed a dividend in the amount of RMB 2,038,991,145, RMB 1,493,770,914 and RMB 1,385,874,680 to the investors, respectively.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(25)	Revenue and cost of sales

	2018		2017		2016
	Revenue	Cost of sales	Revenue	Cost of sales	Revenue	Cost of sales
Revenue from main operations
- sales of automotive spare parts	32,474,029,564	(27,360,907,165)	31,247,431,443	(26,011,033,680)	28,543,605,353	(23,910,736,255)
Revenue from other operations
- sales of raw materials	389,532,355	(132,592,960)	359,516,400	(195,735,293)	366,746,804	(215,932,018)
- service income	381,564,501	(191,639,970)	388,691,895	(302,641,103)	191,903,654	(81,143,480)
- others	70,785,181	(47,528,081)	47,556,144	(22,983,965)	20,245,367	(7,571,679)

	33,315,911,601	(27,732,668,176)	32,043,195,882	(26,532,394,041)	29,122,501,178	(24,215,383,432)

(26)	Taxes and surcharges

	2018	2017	2016
City maintenance and construction tax	46,998,407	81,994,619	69,269,617
Educational surcharge	46,266,440	80,752,122	62,249,763
Others	31,913,568	33,794,635	31,201,169

	125,178,415	196,541,376	162,720,549

(27)	Financial income - net

	2018	2017	2016
Interest income	148,779,198	75,511,218	58,478,657
Interest costs - borrowings	(26,289,474)	(20,952,425)	(6,316,721)
Charges for discounted notes receivable	(6,855,748)	(8,902,309)	(173,065)
Exchange gains/(losses) - net	9,460,142	(25,419,145)	4,911,656
Others	(3,179,653)	(2,407,704)	(4,998,427)

	121,914,465	17,829,635	51,902,100

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(28)	Expenses by nature

The cost of sales, selling expenses, general and administrative expenses and research and development expenses in the income statements are listed as follows by nature:

	2018	2017	2016
Changes in inventories of finished goods and work in progress	107,270,399	(44,851,383)	40,586,926
Consumed raw materials and low value consumables, etc.	24,882,462,206	24,184,797,504	22,059,980,339
Employee benefits expenses	2,248,916,709	1,998,686,561	1,878,409,508
Depreciation and amortisation expenses	522,293,316	496,272,154	391,254,028
Sample Experimental manufacturing expenses	261,794,721	161,938,159	102,642,058
Transportation and logistics fee	231,219,524	221,398,652	181,107,054
Rental expenses	225,299,598	233,653,070	209,235,385
Experiment and inspection expenses	192,077,986	299,650,447	96,197,190
Consulting fee	182,869,519	165,879,871	104,054,781
Maintenance cost	131,534,567	133,919,273	129,191,717
Utilities	122,494,624	126,211,508	121,804,031
Other expenses	1,125,491,874	1,132,991,388	1,068,162,721

	30,233,725,043	29,110,547,204	26,382,625,738

No research and development expenses were capitalized in 2018, 2017 and 2016.

(29)	Asset impairment losses

	2018	2017	2016
Accrual in/(Reversal of) the value of inventories	13,271,029	1,139,340	(2,235,672)
Impairment of fixed assets	633,167	—	—
Bad debts (reversal)/provision	(3,102,716)	1,606,517	65,970,387
Impairment of construction in progress	—	200,000	—

	10,801,480	2,945,857	63,734,715

(30)	Investment income

	2018	2017	2016
Share of net profit of investees under equity method	66,200,119	78,876,545	54,019,531
Interest income from entrusted loans and cash pool	20,854,960	11,297,514	9,348,843
Gains on disposal of long-term equity Investments	—	212	—

	87,055,079	90,174,271	63,368,374

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(31)	Losses on disposals of assets

	2018	2017	2016
Losses on disposals of long-term prepaid expenses, net	1,460,416	497,872	—
Losses on disposals of construction in progress, net	738,376	—	—
Losses on disposals of fixed assets, net	153,978	2,524,116	18,381,606

	2,352,770	3,021,988	18,381,606

(32)	Other income

	2018	2017	2016	Asset related/ Income related
Tax refund	57,541,043	78,342,922	—	Income related
Special fiscal subsidies	54,911,613	47,135,626	—	Income related
Other asset-related subsidies	2,656,945	2,153,264	—	Asset related
Other income-related subsidies	127,984	1,476,359	—	Income related

	115,237,585	129,108,171	—

(33)	Non-operating income and expenses

(a)	Non-operating income

	2018	2017	2016
Government grant	—	—	70,847,989
Others	4,511,490	2,346,311	1,679,072

	4,511,490	2,346,311	72,527,061

(b)	Non-operating expenses

	2018	2017	2016
Others	3,801,129	1,873,547	3,014,728

(34)	Income tax expenses

	2018	2017	2016
Current income tax	982,336,587	848,031,982	793,033,052
Deferred income tax	(419,880,856)	(259,024,290)	(285,504,161)

	562,455,731	589,007,692	507,528,891

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(34)	Income tax expenses (Cont’d)

The reconciliation from income tax calculated based on the applicable tax rates and total profit presented in the consolidated financial statements to the income tax expenses is listed below:

	2018	2017	2016
Total profit	3,268,771,383	2,967,724,298	2,679,821,377

Income tax expenses calculated at applicable tax rates	817,192,846	741,931,075	669,955,344
Investment income under equity method	(9,930,018)	(11,831,513)	(8,102,930)
Effect of favourable tax rates	(208,007,157)	(146,106,657)	(131,879,937)
Additional deduction of research and development expenses	(13,314,447)	(12,071,490)	(6,179,545)
Effect of change in the tax rates	—	(628,102)	1,190,062
Costs, expenses and losses not deductible for tax purposes	10,358,294	7,450,807	3,035,020
Deductible losses and deductible temporary differences for which no deferred income tax asset was recognised	172,182	10,375,383	6,541,466
(Utilisation of previously unrecognised)/ Reversal of previously recognised deductible losses and deductible temporary differences	(25,434,500)	1,687,064	10,873,546
Prior year income tax reconciliation differences	(8,581,469)	(1,798,875)	(37,904,135)

Income tax expenses	562,455,731	589,007,692	507,528,891

(35)	Other comprehensive income

(a)	Items of other comprehensive income with the related income tax effect and the amount reclassified to profit or loss

	2018
	Amount before tax	Income tax	Net amount after tax
Other comprehensive income items which will be reclassified subsequently to profit or loss
Differences arising from translation of foreign currency financial statements	101,743	—	101,743
Less: Reclassification of previous other comprehensive income to profit or loss	—	—	—

	101,743	—	101,743

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(35)	Other comprehensive income (Cont’d)

(a)	Items of other comprehensive income with the related income tax effect and the amount reclassified to profit or loss (Cont’d)

	2017
	Amount before tax	Income tax	Net amount after tax
Other comprehensive income items which will be reclassified subsequently to profit or loss Differences arising from translation of foreign currency financial statements	430,299	—	430,299
Less: Reclassification of previous other comprehensive income to profit or loss	—	—	—

	430,299	—	430,299

	2016
	Amount before tax	Income tax	Net amount after tax
Other comprehensive loss items which will be reclassified subsequently to profit or loss Differences arising from translation of foreign currency financial statements	1,290,996	—	1,290,996
Less: Reclassification of previous other comprehensive income to profit or loss	—	—	—

	1,290,996	—	1,290,996

(b)	Reconciliation of other comprehensive income/(loss)

	Attributable to equity owners of the Company		Minority interests	Total
	Differences arising from translation of foreign currency financial statements	Sub-total
31 December 2015	(307,041)	(307,041)	—	(307,041)
Movements for the year ended 31 December 2016	1,290,996	1,290,996	—	1,290,996

31 December 2016	983,955	983,955	—	983,955

Movements for the year ended 31 December 2017	430,299	430,299	—	430,299

31 December 2017	1,414,254	1,414,254	—	1,414,254

Movements for the year ended 31 December 2018	101,743	101,743	—	101,743

31 December 2018	1,515,997	1,515,997	—	1,515,997

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

7	Notes to the consolidated financial statements (Cont’d)

(36)	Notes to the consolidated cash flow statements

(a)	Reconciliation from net profit to cash flows from operating activities

	2018	2017	2016
Net profit	2,706,315,652	2,378,716,606	2,172,292,486
Add: Provisions for asset impairment	10,801,480	2,945,857	63,734,715
Depreciation of fixed assets	417,080,532	386,402,135	310,623,269
Amortisation of intangible assets	44,771,154	44,965,559	30,801,181
Amortisation of long-term prepaid expenses	58,493,364	64,904,460	49,829,578
Depreciation of investment properties	1,948,266	—	—
Losses on disposal of fixed assets, intangible assets and other long-term assets	2,352,770	3,021,988	18,381,606
Financial expenses	26,289,474	20,952,425	6,316,721
Investment income	(87,055,079)	(90,174,271)	(63,368,374)
Increase in deferred tax assets	(419,880,856)	(259,024,290)	(285,262,661)
Decrease in deferred tax liabilities	—	—	(241,500)
Decrease/(Increase) in inventories	182,457,041	(98,436,250)	(94,240,317)
Decrease/(Increase) in operating receivables	2,720,701,496	(1,958,865,113)	(871,936,802)
(Decrease)/Increase in operating payables	(2,176,226,871)	3,969,397,557	2,621,421,678

Net cash flows from operating activities	3,488,048,423	4,464,806,663	3,958,351,580

(b)	Net increase in cash and cash equivalents

	2018	2017	2016
Cash and cash equivalents at the end of the year	9,013,241,794	7,938,513,680	6,179,211,510
Less: Cash and cash equivalents at the beginning of the year	(7,938,513,680)	(6,179,211,510)	(3,741,333,102)

Net increase in cash and cash equivalents	1,074,728,114	1,759,302,170	2,437,878,408

(c)	Cash and cash equivalents

	31 December 2018	31 December 2017	31 December 2016
Cash at bank and on hand (Note 7(1))	9,297,999,049	8,133,672,578	6,469,119,196
Less: Other restricted cash balances	(284,757,255)	(195,158,898)	(289,907,686)

Cash and cash equivalents at the end of the year	9,013,241,794	7,938,513,680	6,179,211,510

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

8	Related parties and related party transactions

(1)	The parent company and subsidiaries

The general information and other related information of the subsidiaries is set out in Note 6.

(a)	General information of the parent company

	Place of registration	Nature of business
Yanfeng Trim	Shanghai, China	Development and production of plastic and decorating products used for automobiles, trucks and motorcycles, moulds, stamping parts, standard fasteners; sales of self-produced products, import and export of products and technologies, industrial investment; technical development, transfer, consultancy and service, and business information consultancy in the special area of auto parts; and self-owned house leasing.

The parent company is Yanfeng Trim and the ultimate holding company is Shanghai Automotive Industry Corporation.

(b)	Registered capital and changes in registered capital of the parent company

	31 December 2017	Current year changes	31 December 2018
	RMB		RMB
Yanfeng Trim	1,078,947,853	—	1,078,947,853

	31 December 2016	Current year changes	31 December 2017
	RMB		RMB
Yanfeng Trim	1,078,947,853	—	1,078,947,853

	31 December 2015	Current year changes	31 December 2016
	RMB		RMB
Yanfeng Trim	1,078,947,853	—	1,078,947,853

(c)	The proportion of interests and voting rights in the Company held by the parent company

	31 December 2018		31 December 2017		31 December 2016
	Share holding	Voting rights	Share holding	Voting rights	Share holding	Voting rights
Yanfeng Trim	50.01%	50.00%	50.01%	50.00%	50.01%	50.00%

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

8	Related parties and related party transactions (Cont’d)

(2)	Related parties that do not control or are not controlled by the Company

Relationship with the Group
Dongfeng Adient Seating (ii)	Associate
Wuhan Taiji (ii)	Associate
CRH Shenyang (ii)	Joint venture
Shanghai Yanfeng Jinqiao Automotive Trim Systems Co., Ltd. (iii)	Subsidiary of the parent company
Yanfeng Automotive Trim Systems Guangzhou Co., Ltd. (iii)	Subsidiary of the parent company
Shanghai Songjiang Chunshen Plastic Products Co., Ltd. (iii)	Subsidiary of the parent company
Yanfeng Automotive Interior Systems (Shanghai) Co., Ltd. (iii)	Subsidiary of the parent company
Shanghai Yankang Automative Components Co., Ltd. (iii)	Subsidiary of the parent company
Beijing BAIC Motor Yanfeng Automative Components Co., Ltd. (iii)	Subsidiary of the parent company
Yankang (Rugao) Automative Components Co., Ltd. (iii)	Subsidiary of the parent company
Yanfeng Visteon Automotive Electronics Co., Ltd. (iii)	Associate of the parent company
Yanfeng Key (Shanghai) Automotive Safety Systems Co., Ltd. (iii)	Joint venture of the parent company
Adient Yanfeng Seating Mechanism Co., Ltd. (iii)	Joint venture of the parent company
Shanghai Key Automotive Plastic Component Co., Ltd. (iii)	Joint venture of the parent company
Yanfeng Adient (Changshu) Seating Machinery Parts Co., Ltd. (iii)	Joint venture of the parent company
Dongfeng Automotive Trim Systems Co., Ltd. (iii)	Joint venture of the parent company
SAIC General Motors Sales Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC Finance Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC Motor Corporation Limited (iii)	Subsidiary of the ultimate holding company
Jiangsu ANJI Logistics Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Shanghai ANJI-CEVA Automotive Logistics Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Shanghai Sanhuan Spring Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Nanjing Automobile (Group) Corporation (iii)	Subsidiary of the ultimate holding company
Donghua Automotive Industrial Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC GM Wuling Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC Activity Centre Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC Maxus Vehicle Co., Ltd. (iii)	Subsidiary of the ultimate holding company
SAIC Volkswagen Sales Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Shanghai Haitong International Automotive Logistics Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Chongqing Zhonghai Spring Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Nanjing MG Automative Trading Co., Ltd. (iii)	Subsidiary of the ultimate holding company
Shanghai International Automotive City Development Co., Ltd. (iii)	Associate of the ultimate holding company
Shanghai Boze Auto Parts Co., Ltd. (iii)	Associate of the ultimate holding company
Shanghai LEAR STEC Automotive Parts Co., Ltd. (iii)	Associate of the ultimate holding company
SAIC Volkswagen Automotive Co., Ltd. (iii)	Joint venture of the ultimate holding company
SAIC General Motors Co., Ltd (iii)	Joint venture of the ultimate holding company
Shanghai GM (Shenyang) Norsom Motors Co., Ltd.(iii)	Joint venture of the ultimate holding company
SAIC GM Dong Yue Motors Co., Ltd. (iii)	Joint venture of the ultimate holding company

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

8	Related parties and related party transactions (Cont’d)

(2)	Related parties that do not control or are not controlled by the Company (Cont’d)

Relationship with the Group
Shanghai TRW Automotive Safety Systems Co., Ltd. (iii)	Joint venture of the ultimate holding company
Nanjing Iveco Automobile Co., Ltd. (iii)	Joint venture of the ultimate holding company
Shanghai Koito Automotive Lamp Co., Ltd. (iii)	Joint venture of the ultimate holding company
Shanghai Tongzhou Automative Components Co., Ltd. (iii)	Joint venture of the ultimate holding company
Adient plc (i) (iv)	Ultimate holding company of Adient Asia
Anhui Adient Xinnangang Automobile Trim Co., Ltd. (iv)	Subsidiary of Adient plc
Kinryo Kogyo Co., Ltd. (iv)	Subsidiary of Adient plc
Guangzhou Adient Automotive Seating Co., Ltd. (iv)	Subsidiary of Adient plc
Changsha Adient Auto Parts Co., Ltd (iv)	Subsidiary of Adient plc
Other subsidiaries of Adient plc (iv)	Subsidiary of Adient plc

(i)

In 2016, Johnson Controls International plc, the former ultimate holding company of the Company’s investor Adient Asia, spin off its automotive seating business and interiors business including Adient Asia and established an independent company Adient plc which was listed in NYSE on 31 October 2016. Accordingly, Johnson Controls International plc and its subsidiaries are no longer related parties of Adient plc and its subsidiaries.

(ii)	The related parties are collectively referred to as “Associates and Joint ventures”.

(iii)	The related parties are collectively referred to as “SAIC, its subsidiaries, associates and joint ventures”.

(iv)	The related parties are collectively referred to as “Adient and JCI, its subsidiaries and joint ventures”.

(3)	Related party transactions

(a)	Pricing policies

The Group’s pricing on products sold to related parties, purchased from related parties, rendering of services and lease payments are negotiated by both parties and by making reference to the market price.

(b)	Purchase of goods

	2018	2017	2016
SAIC, its subsidiaries, associates and joint ventures	7,998,704,118	7,058,894,379	6,498,294,883
Associates and Joint ventures	601,676,483	633,584,983	324,582,271
Adient and JCI, its subsidiaries and joint ventures	470,609,580	497,208,601	109,494,707

	9,070,990,181	8,189,687,963	6,932,371,861

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

8	Related parties and related party transactions (Cont’d)

(3)	Related party transactions (Cont’d)

(c)	Sale of goods

	2018	2017	2016
SAIC, its subsidiaries, associates and joint ventures	21,350,575,491	19,925,396,626	18,688,195,185
Adient and JCI, its subsidiaries and joint ventures	521,821,709	803,593,799	629,760,415
Associates and Joint ventures	59,715,050	101,654,541	83,612,859

	21,932,112,250	20,830,644,966	19,401,568,459

(d)	Technical service fee

	2018	2017	2016
SAIC, its subsidiaries, associates and joint ventures	71,475,320	70,139,730	—
Adient and JCI, its subsidiaries and joint ventures	45,173,056	31,344,660	54,457,867

	116,648,376	101,484,390	54,457,867

(e)	Increase/(Decrease) on entrusted loans and cash pool - net

	2018	2017	2016
SAIC, its subsidiaries, associates and joint ventures	121,752,264	(443,761,187)	149,017,458
Associates and Joint ventures	114,719,890	(114,615,610)	15,000,000

	236,472,154	(558,376,797)	164,017,458

(f)	Interest income and expenses from entrusted loans and cash pool- net

	2018	2017	2016
SAIC, its subsidiaries, associates and joint ventures	18,892,661	9,636,399	8,782,308
Associates and Joint ventures	1,962,020	1,661,115	566,535

	20,854,681	11,297,514	9,348,843

(g)	Purchase of long-term assets

	2018	2017	2016
SAIC, its subsidiaries, associates and joint ventures	73,107,599	—	—

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

8	Related parties and related party transactions (Cont’d)

(4)	Receivables from and payables to related parties

(a)	Notes and accounts receivables

	31 December 2018	31 December 2017	31 December 2016
SAIC, its subsidiaries, associates and joint ventures	3,844,430,901	6,905,966,873	3,653,419,002
Adient and JCI, its subsidiaries and joint ventures	241,517,928	313,213,838	160,191,396
Associates and Joint ventures	95,894,679	84,559,064	68,419,242

	4,181,843,508	7,303,739,775	3,882,029,640

(b)	Advances to suppliers

	31 December 2018	31 December 2017	31 December 2016
SAIC, its subsidiaries, associates and joint ventures	10,474,163	2,243,546	2,693,546

(c)	Other receivables

	31 December 2018	31 December 2017	31 December 2016
SAIC, its subsidiaries, associates and joint ventures	489,914,438	594,743,730	154,655,835
Associates and Joint ventures	18,935,255	112,487,252	12,071,405

	508,849,693	707,230,982	166,727,240

(d)	Other current assets

	31 December 2018	31 December 2017	31 December 2016
Associates and Joint ventures	—	15,000,000	—

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

8	Related parties and related party transactions (Cont’d)

(4)	Receivables from and payables to related parties (Cont’d)

(e)	Cash at bank - deposit in SAIC, its subsidiaries, associates and joint ventures

	31 December 2018	31 December 2017	31 December 2016
SAIC, its subsidiaries, associates and joint ventures	1,811,430,396	2,326,653,158	1,509,271,765

(f)	Notes payable and accounts payable

	31 December 2018	31 December 2017	31 December 2016
SAIC, its subsidiaries, associates and joint ventures	1,663,717,900	4,293,590,126	1,722,972,197
Associates and Joint ventures	200,575,015	262,329,935	109,748,062
Adient and JCI, its subsidiaries and joint ventures	53,935,601	110,414,579	32,727,281

	1,918,228,516	4,666,334,640	1,865,447,540

(g)	Other payables

	31 December 2018	31 December 2017	31 December 2016
Adient and JCI, its subsidiaries and joint ventures	79,676,099	1,918,956	—
SAIC, its subsidiaries, associates and joint ventures	—	2,623,882	4,535,939

	79,676,099	4,542,838	4,535,939

(5)	Commitments in relation to related parties

The commitments in relation to related parties contracted for by the Group but not yet necessary to be recognised on the balance sheet as at the balance sheet date are as follows:

(a)	Leases

	31 December 2018	31 December 2017	31 December 2016
- Lessee
SAIC, its subsidiaries, associates and joint ventures	84,391,765	90,558,920	49,120,982

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

9	Commitments

(1)	Capital commitments

Capital expenditures contracted for by the Group but are not yet necessary to be recognised on the balance sheet as at the balance sheet date are as follows:

	31 December 2018	31 December 2017	31 December 2016
Buildings, machinery and equipment	45,963,602	108,938,923	117,327,496

(2)	Operating lease commitments

The future minimum lease payments due under the signed irrevocable operating leases contracts are summarised as follows:

	31 December 2018	31 December 2017	31 December 2016
Within 1 year	159,228,397	140,700,650	140,730,559
1 and 2 years	131,942,062	116,925,255	108,597,927
2 and 3 years	116,737,697	111,404,872	98,372,305
Over 3 years	310,344,520	343,124,106	294,351,515

	718,252,676	712,154,883	642,052,306

10	Financial risk

The Group’s activities expose it to a variety of financial risks: market risk (primarily including currency risk and interest rate risk), credit risk and liquidity risk. The Group’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the Group’s financial performance.

(1)	Market risk

(a)	Foreign exchange risk

The Group’s major operational activities are carried out in Mainland China and a majority of the transactions are denominated in RMB. The Group is exposed to foreign exchange risk arising from the recognised assets and liabilities, and future transactions denominated in foreign currencies, primarily with respect to US dollars. The Group’s finance department at its headquarters is responsible for monitoring the amount of assets and liabilities, and transactions denominated in foreign currencies to minimise the foreign exchange risk. Therefore, the Group may consider entering into forward exchange contracts or currency swap contracts to mitigate the foreign exchange risk.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

10	Financial risk (Cont’d)

(1)	Market risk (Cont’d)

(a)	Foreign exchange risk (Cont’d)

The financial assets and the financial liabilities denominated in foreign currencies, which are held by the subsidiaries of the Group, whose recording currencies are RMB, are expressed in RMB as at 31 December 2018, 2017 and 2016 as follows:

	31 December 2018
	USD	Others	Total
Financial assets denominated in foreign currency -
Cash at bank and on hand	50,213,457	65,760,379	115,973,836
Receivables	122,414,691	213,130,083	335,544,774

	172,628,148	278,890,462	451,518,610

Financial liabilities denominated in foreign currency -
Payables	40,311,332	126,466,498	166,777,830

	31 December 2017
	USD	Others	Total
Financial assets denominated in foreign currency -
Cash at bank and on hand	16,064,657	15,968,386	32,033,043
Receivables	156,009,983	214,098,674	370,108,657

	172,074,640	230,067,060	402,141,700

Financial liabilities denominated in foreign currency -
Payables	38,254,620	129,818,845	168,073,465

	31 December 2016
	USD	Others	Total
Financial assets denominated in foreign currency -
Cash at bank and on hand	24,397,693	25,997,605	50,395,298
Receivables	158,187,444	259,685,501	417,872,945

	182,585,137	285,683,106	468,268,243

Financial liabilities denominated in foreign currency -
Payables	56,922,242	116,890,582	173,812,824

As at 31 December 2018, 2017 and 2016, if the RMB had strengthened/weakened by 10% against the USD while all other variables had been held constant, the Group’s profit after tax for the years would have been approximately RMB 13,231,682, RMB 13,382,002 and RMB 12,566,290 lower/higher for various financial assets and liabilities denominated in USD.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

10	Financial risk (Cont’d)

(1)	Market risk (Cont’d)

(b)	Interest rate risk

The Group’s interest rate risk mainly arises from related party entrusted loans and interest-bearing bank borrowings. Financial liabilities issued at floating rates expose the Group to cash flow interest rate risk. Financial liabilities issued at fixed rates expose the Group to fair value interest rate risk. The Group determines the relative proportions of its fixed rate and floating rate contracts depending on the prevailing market conditions. As at 31 December 2018, 2017 and 2016, the Group’s long-term interest bearing borrowings were RMB-denominated with floating rates, amounting to Nil, 1,500,000 and 8,107,000 (Note 7(21)).

The Group’s finance department at its headquarters continuously monitors the interest rate position of the Group. Increases in interest rates will increase the cost of new borrowing and the interest expenses with respect to the Group’s outstanding floating rate borrowings, and therefore could have a material adverse effect on the Group’s financial performance. The Group makes adjustments timely with reference to the latest market conditions and may enter into interest rate swap agreements to mitigate its exposure to interest rate risk. During 2018, 2017 and 2016, the Group did not enter into any interest rate swap agreements.

As at 31 December 2018, 2017 and 2016, if interest rates on the floating rate borrowings had risen/fallen by 50 basis points while all other variables had been held constant, the Group’s total profit would have decreased/increased by approximately Nil, 7,500 and 40,535, respectively.

(2)	Credit risk

Credit risk is managed on the grouping basis. Credit risk mainly arises from cash at bank, notes and accounts receivables, other receivables etc.

The Group expects that there is no significant credit risk associated with cash at bank since they are deposited at state-owned banks, other medium or large size listed banks and related party. As at 31 December 2018, 2017 and 2016, cash deposited at state-owned banks, other medium or large size listed banks and related party were approximately 9,287 million, 8,132 million and 6,468 million, respectively. Management does not expect that there will be any significant losses from non-performance by these counterparties.

In addition, the Group has policies to limit the credit exposure on notes and accounts receivables, other receivables. The Group assesses the credit quality of and sets credit limits on its customers by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions. The credit history of the customers is regularly monitored by the Group. In respect of customers with a poor credit history, the Group will use written payment reminders, or shorten or cancel credit periods, to ensure the overall credit risk of the Group is limited to a controllable extent.

As at the balance sheet date, the Group has no significant collateral or other credit enhancements held as a result of the debtor’s mortgage.

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

10	Financial risk (Cont’d)

(3)	Liquidity risk

Cash flow forecasting is performed by each subsidiary of the Group and aggregated by the Group’s finance department in its headquarters. The Group’s finance department at its headquarters monitors rolling forecasts of the Group’s short-term and long-term liquidity requirements to ensure it has sufficient cash that are readily convertible to cash to meet operational needs, while maintaining sufficient headroom on its undrawn committed borrowing facilities from major financial institution so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities to meet the short-term and long-term liquidity requirements.

The financial liabilities of the Group at the balance sheet date are analysed by their maturity date below at their undiscounted contractual cash flow:

	31 December 2018
	Within 1 year	1 to 5 years	Over 5 years	Total
Short-term borrowings	578,660,000	—	—	578,660,000
Notes and accounts payable	11,112,601,027	—	—	11,112,601,027
Other payables	3,990,807,212	—	—	3,990,807,212
Long-term borrowings	1,500,000	—	—	1,500,000

	15,683,568,239	—	—	15,683,568,239

	31 December 2017
	Within 1 year	1 to 5 years	Over 5 years	Total
Short-term borrowings	551,280,196	—	—	551,280,196
Notes and accounts payable	13,450,825,588	—	—	13,450,825,588
Other payables	3,540,365,714	6,125	—	3,540,371,839
Long-term borrowings	3,000,000	1,500,000	—	4,500,000

	17,545,471,498	1,506,125	—	17,546,977,623

	31 December 2016
	Within 1 year	1 to 5 years	Over 5 years	Total
Short-term borrowings	408,884,232	—	—	408,884,232
Notes and accounts payable	10,527,112,831	—	—	10,527,112,831
Other payables	2,366,768,291	231,970	—	2,367,000,261
Long-term borrowings	5,398,000	8,107,000	—	13,505,000

	13,308,163,354	8,338,970	—	13,316,502,324

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

11	Fair value estimates

(1)	Financial assets and liabilities not measured at fair value

Financial assets and liabilities measured at amortised cost mainly include receivables, short-term borrowings, payables and long-term borrowings etc.

The carrying amount of the financial assets and liabilities not measured at fair value is a reasonable approximation of their fair value.

12	Capital management

The Group’s capital management policies aim to safeguard the Group’s ability to continue as a going concern in order to provide returns for investors and benefits for other stakeholders, and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to investors, refund capital to investors or sell assets to reduce debts.

The Group’s total capital is calculated as ‘owners’ equity’ as shown in the consolidated balance sheets. The Group is not subject to external mandatory capital requirements.

13	Reconciliation to United States generally accepted accounting principles

The financial statements have been prepared in accordance with Accounting Standards for Business Enterprises in the People’s Republic of China (“PRC GAAP”), which differ in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The significant differences are described in the reconciliation tables below. Other differences do not have a significant effect on either net profit or owners’ equity. The effects of the significant adjustments to net profit for the years ended 31 December 2018, 2017 and 2016 which would be required if U.S. GAAP were to be applied instead of PRC GAAP are summarized as follows:

	2018	2017	2016
Net profit under PRC GAAP	2,706,315,652	2,378,716,606	2,172,292,486
Adjustments:
Inventory impairment reversals (a)	(135,814)	2,694,821	(2,965,596)
Staff Welfare and Incentive Fund (b)	(126,529,628)	(12,076,907)	(9,884,955)
Tax effect of the reconciling items (c)	20,372	(404,223)	444,839

Net profit under U.S. GAAP	2,579,670,582	2,368,930,297	2,159,886,774

YANFENG ADIENT SEATING CO., LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED 31 DECEMBER 2018, 2017 AND 2016 (AMOUNTS AS OF AND FOR THE YEAR ENDED 31 DECEMBER 2017 IS NOT COVERED BY THE AUDITOR’S REPORT INCLUDED HEREIN)

(All amounts in RMB Yuan unless otherwise stated)

13	Reconciliation to United States generally accepted accounting principles (Cont’d)

The effects of the significant adjustments to owners’ equity for the years ended 31 December 2018, 2017 and 2016 which would be required if U.S. GAAP were to be applied instead of PRC GAAP are summarized as follows:

	31 December 2018	31 December 2017	31 December 2016
Owners’ equity under PRC GAAP	5,267,776,585	4,857,853,302	4,372,016,024
Adjustments:
Inventory impairment reversals (a)	(571,573)	(435,759)	(3,130,580)
Staff Welfare and Incentive Fund (b)	309,948,948	369,909,590	316,115,041
Tax effect of the reconciling items (c)	85,736	65,364	469,587

Owners’ equity under U.S. GAAP	5,577,239,696	5,227,392,497	4,685,470,072

(a)	Inventory impairment reversals

Under PRC GAAP, reversals of inventory impairment charges (limited to the amounts of the original impairment) are required for subsequent recoveries. Impairments and any subsequent reversals are included in a separate profit and loss line item - “Asset impairment losses”, which is outside of cost of goods sold. Under U.S. GAAP, reversals of impairments are prohibited, as a write-down of inventories to the lower of cost or market creates a new cost basis that subsequently cannot be reversed.

(b)	Staff Welfare and Incentive Fund

In accordance with the Law of the PRC on Chinese-Foreign Equity Joint Ventures and the Company’s Articles of Association, the Company appropriated the Staff Welfare and Incentive Fund of net profit after setting off accumulated losses of previous years and before profit distributions to the investors. The Staff Welfare and Incentive Fund is restricted to fund payments of special bonus to employees and for the collective welfare of employees. None of it is allowed to be transferred to the Company in terms of cash dividends, loans or advances, nor can it be distributed except under liquidation.

Under PRC GAAP, appropriation of the Staff Welfare and Incentive Fund is a liability in nature and accounted for as a transfer from retained earnings to Staff Welfare and Incentive Fund, a liability account. Subsequent payments is accounted for as a release of the Company’s liability.

Under U.S. GAAP, appropriation to the Staff Welfare and Incentive Fund is accounted for as a transfer from retained earnings to the statutory reserves. Subsequent payment is accounted for as expenses or assets based on the usage of the payment, and proportionate retained earnings and the statutory reserves are reversed concurrently.

(c)	Tax effect of the reconciling items

The applicable statutory tax rate used to calculate the tax effect of the reconciling items on the net profit reconciliation between PRC GAAP and U.S. GAAP for the year ended December 31, 2018, 2017 and 2016 was 15%.